LOAN NO. 07-0004024
                                 LOAN AGREEMENT
                                      AMONG
                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             A DELAWARE CORPORATION,
                                    AS LENDER
                                       AND
                             EMERITUS REALTY II, LLC
                            EMERITUS REALTY III, LLC
                             EMERITUS REALTY V, LLC
                            EMERITUS REALTY VII, LLC
                            EMERITUS REALTY XIV, LLC
                        EMERITUS REALTY BOZEMAN, LLC, AND
                         EMERITUS REALTY PUYALLUP, LLC,
                 EACH A DELAWARE LIMITED LIABILITY COMPANY, AND
                           ESC-PORT ST. RICHIE, LLC, A
                      WASHINGTON LIMITED LIABILITY COMPANY,
                            COLLECTIVELY, AS BORROWER
                          LOAN IN THE PRINCIPAL AMOUNT
                              OF UP TO $65,000,000
                            SENIOR HOUSING FACILITIES


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                                TABLE OF CONTENTS

ARTICLE  I.  The  Loan     2
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ARTICLE  II.  Security     7
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ARTICLE  III.  Conditions  Precedent     8
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ARTICLE  IV.  Representations  and  Warranties     11
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ARTICLE  V.  Affirmative  Covenants     16
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ARTICLE  VI.  Negative  Covenants     20
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ARTICLE  VII. Events of Default; Acceleration of Indebtedness; Remedies     21
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ARTICLE  VIII.  Miscellaneous     23
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                         LIST OF EXHIBITS AND SCHEDULES
Exhibits  A-1  to  A-11          Property  Description
Exhibit  B               Litigation
Exhibit  C               Security  Deposits
Exhibit  D               Principal  Payments
Exhibit  E               Borrower's  Addresses

Schedule  I               Index  of  Defined  Terms

Rider                    Senior  Housing  Rider

                                                             Loan No. 07-0004024

                                 LOAN AGREEMENT

     This LOAN AGREEMENT (this "AGREEMENT") is made this 6th day of December, 2002 by and between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("LENDER"), and EMERITUS REALTY II, LLC; EMERITUS REALTY III, LLC; EMERITUS
REALTY V, LLC; EMERITUS REALTY VII, LLC; EMERITUS REALTY XIV, LLC; EMERITUS REALTY BOZEMAN, LLC; and EMERITUS REALTY PUYALLUP, LLC; each a Delaware limited liability company, and ESC-PORT ST. RICHIE, LLC, a Washington limited liability company (each a "BORROWER" and collectively with certain affiliates of such parties which are now or hereafter become parties to this Agreement, "BORROWER" or "BORROWERS", as the context requires).

                                    RECITALS
     A. Lender has agreed to make a loan (the "LOAN") to Borrowers in the aggregate principal amount of up to Sixty-Five Million and No/100 Dollars ($65,000,000.00) subject to the terms and conditions contained herein. The Loan is evidenced by that certain [Promissory Note A of even date herewith in the original principal amount of Forty-Three Million Six Hundred Ninety-Eight Thousand and No/100 Dollars ($43,698,000.00) made by Borrowers to the order of Lender (said promissory note and all amendments thereto and substitutions therefor are hereinafter referred to herein collectively as "NOTE A") and that certain Subordinated Renewal Promissory Note B of even date herewith in the original principal amount of Twenty-One Million Three Hundred Two Thousand and No/100 Dollars ($21,302,000.00) made by ESC-Port St. Richie, LLC to the order of Lender (said promissory note and all amendments thereto and substitutions therefor and as it may be assumed by any Affiliate of a Borrower or Guarantor are hereinafter referred to herein collectively as "NOTE B"). Note A and Note B are sometimes collectively referred to herein as the "NOTES." The terms and provisions of the Notes are hereby incorporated herein by reference in this Agreement.
B. On the Closing Date, Borrowers will be the owners of the real property more particularly described on Exhibits A-1 through A-11 attached hereto (each,
                                -------------------------
a "PROPERTY" and collectively, the "PROPERTIES"), and the assisted living facility and/or other improvements located thereon (collectively called the "IMPROVEMENTS"). Borrowers have entered into a lease (the "OPERATING LEASE"), leasing their respective Property (or Properties) and the Improvements located thereon (each, a "PROJECT") with Guarantor and certain entities wholly-owned by Guarantor, as tenants, which tenant entities shall hold the license to operate the facilities (Guarantor (in its capacity as a tenant under the Operating Lease and an operator of certain Properties) and such wholly-owned entities are each referred to as an "OPERATOR" and collectively, as the "OPERATORS"). The Properties and the Improvements are sometimes collectively called the "PROJECTS."
C. Borrowers' obligations under the Loan Documents will be secured by, among other things, (i) the Environmental Indemnity, (ii) a first priority mortgage, deed of trust, or document of similar effect of even date herewith, executed by each Borrower, encumbering each Project, and a leasehold mortgage, leasehold deed of trust or document of similar effect of even date herewith, executed by each Operator, encumbering its leasehold interest under the Operating Lease of a Project (each a "MORTGAGE" and collectively, the "MORTGAGES"), (iii) an assignment of leases and rents of even date herewith, (each an "ASSIGNMENT OF LEASES" and collectively, the "ASSIGNMENTS OF LEASES"), executed by each Borrower and each Operator and (iv) the Guaranty. This Agreement, the Notes, the Mortgages, the Assignments of Leases, the Environmental Indemnity, the Guaranty and any other documents evidencing or securing the Loan or executed in connection therewith and any modifications, renewals and extensions thereof are collectively referred to as the "LOAN DOCUMENTS".
D.     The  proceeds  of  the  Loan  will  be  used for, among other things, the purpose  of  refinancing  the  Projects.
E.     An  index  of  defined  terms  appears  on  the  attached  Schedule  I.
                                                                  -----------
NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and agreements contained herein, the parties agree as follows:
ARTICLE  I.
THE  LOAN
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1.1.     FUNDING.
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1.1.1.     INITIAL  FUNDING.  On  the  Closing  Date,  Lender  shall disburse to
           ----------------
Borrower from the proceeds of the Loan the sum of Fifty-Eight Million and No/100
     Dollars ($58,000,000.00) (the "INITIAL FUNDING AMOUNT"). "CLOSING DATE" means the date of disbursement of the Initial Funding Amount.
1.1.2.     EARNOUT  ADVANCES.  Subject  to  the  conditions  set  forth  in this
           -----------------
Section  1.1.2. and the other provisions of this Agreement, Lender shall make up
      --------
to two (2) additional disbursements from the proceeds of the Loan to Borrower (each an "EARNOUT ADVANCE") each in the amount of $3,500,000.
(a) Borrower shall submit a written request to Lender for an Earnout Advance no less than thirty (30) days prior to the date of the Earnout Advance;
(b)     No  Earnout  Advance  shall  be  made  after  December  6,  2004;
(c)     No  default  shall  have  occurred  under  any  of  the  Loan Documents;
(d) Borrower shall, at Borrower's expense, deliver to Lender a date-down or such other endorsement to the Title Policy, but only if required to ensure that such Title Policy shall provide Lender with title insurance for the Earnout Advance;
(e)     The  aggregate Net Operating Income for the Projects for each of the six
(6) full months immediately preceding the disbursement of the applicable Earnout Advance shall be greater than or equal to (i) $8,550,000 for disbursement of the first Earnout Advance, and (ii) $9,025,000 for disbursement of the second Earnout Advance;
(f) The Debt Coverage Ratio for each of the twelve (12) months immediately succeeding the disbursement of the applicable Earnout Advance is projected by
Lender  to  be  greater  than  or  equal  to  1.40:1.00;  and
(g) the Earnout Advance is used to pay down the outstanding balance of the Mezzanine Loan (and Lender may elect to pay the Earnout Advance directly to the Mezzanine Lender), provided that if the Mezzanine Loan has been fully repaid or to the extent that Mezzanine Lender will not allow prepayment of the Mezzanine Loan, the proceeds or remaining proceeds (as applicable) of any Earnout Advance shall be applied to the Loan in such order as Lender shall elect.
     "DEBT COVERAGE RATIO" means the ratio of (i) Net Operating Income from the Projects for a particular period, to (ii) payments of interest and principal due on the Loan for the same period.
"PROJECT YIELD" for any period means the quotient of (x) the Net Operating Income from the Projects for a particular period, divided by (y) the then current outstanding principal balance of the Loan plus all accrued but unpaid interest thereon.
"NET OPERATING INCOME" means the Effective Rental Income (excluding non-recurring and non-Project related income) less Expenses, each as determined
                                               ----
by Lender's audit (or otherwise reasonably estimated by Lender) at Borrowers' expense. Calculation of "EFFECTIVE RENTAL INCOME" shall be based on the lesser of:
(i) the rent rolls of the Operators of the Projects from the most recent (A) three (3) months for purposes of Section 1.2.2, Section 2.2, and Section 5.9,
                                    -------------  -----------      -----------
and  (B)  six  (6)  months  for  purposes  of  this  Section 1.1.2, in each case
                                                     -------------
annualized  and  adjusted  for  concessions;  or
(ii) an assumed 95% occupancy rate for the same period annualized. Effective Rental Income shall not include receipts from any other sources including, but not limited to, late fees, interest income and rent under the Operating Lease. Calculation of "EXPENSES" shall mean (i) for purposes of this
Section  1.1.2,  Section  1.2.2  and Section 2.2, the actual customary operating
--------------   --------------      -----------
expenses of the Projects, on a stabilized accrual basis, for the previous twelve
---
(12) month period as reasonably adjusted by Lender, including, but not limited to, recurring expenses, real estate taxes and assessments, a management fee (whether or not paid) equal to the greater of five percent (5%) of effective gross revenue or the amount actually paid by a Borrower or an Operator, as applicable, and a replacement reserve in an amount equal to Three Hundred Sixty and No/100 Dollars ($360.00) per unit and (ii) for purposes of Section 5.9, the
                                                                -----------
actual customary operating expenses of the Projects, on a stabilized accrual basis, for the previous twelve (12) month period, including, but not limited to, recurring expenses, real estate taxes and assessments, a management fee (whether or not paid) equal to the greater of five percent (5%) of effective gross revenue or the amount actually paid by a Borrower or an Operator, as applicable, and a replacement reserve in an amount equal to Three Hundred Sixty and No/100 Dollars ($360.00) per unit. Expenses shall not include any rent paid under the Operating Lease.
1.2.     LOAN  TERM.
         ----------
1.2.1.     MATURITY  DATE.  The  Loan  shall mature on December [5], 2006 or any
           --------------
earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "MATURITY DATE").
1.2.2.     EXTENSION OPTION.  Borrower may extend the Maturity Date to September
           ----------------
[5],  2007  provided  that:  (a)  Borrower  has given Lender written notice (the
"EXTENSION NOTICE") of such extension not less than 45 days nor more than 90 days prior to the Maturity Date; (b) Borrower has paid or caused to be paid to Lender concurrently with the giving of the Extension Notice a non-refundable extension fee equal to one-half percent (0.5%) of the outstanding balance of the Loan on the date of delivery of the Extension Notice; (c) no default shall have occurred under the terms of any of the Loan Documents; (d) the Project Yield is not less than 13.87% for each of the three (3) full months immediately preceding the Maturity Date; and (e) the Debt Coverage Ratio for each of the three (3) full months immediately preceding the Maturity Date is not less than 1.40:1.00.
1.3.     INTEREST  RATE.  Borrower  shall  pay  interest  on  the  outstanding
         --------------
principal balance of the Loan at a floating rate per annum equal to the Base Rate plus four and fifteen hundredths percent (4.15%); provided, however, in no event shall the interest rate be less than six and one-half percent (6.50%) (the greater rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each day in The Wall Street Journal for notes maturing three
                                -----------------------
(3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first
(1st) business day of such month; provided, however, the Interest Rate from and including the Closing Date through December 31, 2002 shall be fixed based upon the Base Rate in effect on the business day immediately preceding the Closing Date. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.
1.4.     PAYMENTS.
         --------
1.4.1.     PAYMENTS  AT  INTEREST  RATE.  Borrower  shall make interest payments
           ----------------------------
monthly in arrears on the first (1st) day of each month commencing January 1, 2003 computed on the outstanding principal balance of the Loan at the Interest Rate.
1.4.2.     PRINCIPAL  PAYMENTS.  Commencing  on  January  1, 2003 and continuing
           -------------------
through the earlier of (a) disbursement of the first Earnout Advance or (b) the Repayment Date, Borrower shall make a principal amortization payment on the first (1st) day of each month in the amount set forth on the schedule attached hereto as Exhibit D. Upon disbursement of the first Earnout Advance, Lender
            ----------
shall provide Borrower with a new amortization schedule, and commencing on the first (1st) day of the first (1st) month after such Earnout Advance and continuing through the earlier of (i) the Repayment Date or (ii) disbursement of the second Earnout Advance, Borrower shall make a principal amortization payment on the first (1st) day of each month in the amount set forth on such new amortization schedule. Upon disbursement of the second Earnout Advance, Lender shall provide Borrower with a new amortization schedule, and commencing on the first (1st) day of the first (1st) month after the second (2nd) Earnout Advance and continuing through the Repayment Date, Borrower shall make a principal amortization payment on the first (1st) day of each month in the amount set forth on such new amortization schedule.
     Each new amortization schedule shall be prepared by Lender based upon the then outstanding principal balance of the Loan (taking into account the Earnout Advance being made) and using the remainder of the twenty-five (25)-year period commencing on [THE CLOSING DATE] and an annual interest rate of seven (7) percent.
"REPAYMENT DATE" means the date upon which the entire principal balance of the Loan and all interest thereon and other sums due pursuant to the Loan Documents, including, without limitation, the Exit Fee, have been paid in full.
1.5.     SOURCES  AND  USES.  The sources and uses of funds for the contemplated
         ------------------
transaction  are  as  follows:
                                SOURCES     USES
                                -------     ----
Initial  Funding  Amount     $  58,000,000     Payoff  of  Existing  Debt
$72,850,000
Mezzanine  Loan     $  16,000,000     Lender  Fee     $650,000
Borrower's  Equity     $  500,000     Lender  Closing  Costs     $350,000
Available  Earnout  Advance     $  7,000,000     Borrower  Closing  Costs
$650,000
          Available  Earnout  Advance     $7,000,000

Total:     $81,500,000     Total:     $81,500,000
Borrower shall deliver such information and documentation as Lender shall request to verify that the sources and uses are as indicated above. A reduction in the amounts necessary for any of the uses shall result in an equal reduction in the amount of the Loan.
1.6.     INTENTIONALLY  OMITTED.
         ----------------------
1.7.     PREPAYMENTS  OF LOAN.  Other than the principal payments required under
         --------------------
Sections  1.1.3(g),  1.4.2  and  2.2,  Borrower  may  not prepay the outstanding
------------------------------------
principal  balance  of  the Loan in full or in part prior to December [6], 2004.
------
Thereafter, Borrower may prepay the outstanding principal balance of the Loan in full (but not in part) any time; provided Borrower gives Lender at least thirty
                                  --------
(30)  days' prior written notice and pays the Exit Fee, if any, then due Lender.
1.8.     EXIT FEE.  As additional consideration for entering into this Agreement
         --------
and making the Loan, Borrower shall, on the date payment in full of the Loan is made, pay to Lender the amount (the "EXIT FEE") set forth below for the respective period in which payment in full of the Loan occurs (whether at maturity, prepayment, acceleration or otherwise).
                            PERIOD IN WHICH PRINCIPAL
                 BALANCEOF LOAN BEING REPAID OCCURS     EXIT FEE
                 ----------------------------------     --------
On or prior to December [5], 2004 The Loan may not be voluntarily prepaid prior to December [6], 2004, other than principal payments required under
Section 1.4.2. In the event the Loan is repaid for any reason, including if it is accelerated by Lender, prior to December [6], 2004, an Exit Fee will be due equal to the sum of (a) the interest that would have come due and payable by Borrower from and after the date of repayment through December [6], 2004 at the Interest Rate (as reasonably estimated by Lender), and (b) $650,000
                 December [6], 2004 and thereafter     $650,000

1.9.     CAPITAL  ADEQUACY;  INCREASED  COSTS;  ILLEGALITY.
         -------------------------------------------------
(a) If Lender determines that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other governmental authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender and thereby reducing the rate of return on the Loan made by Lender hereunder as a consequence of its obligations hereunder to a level below that which Lender would have achieved but for such adoption, change or compliance, then Borrowers shall from time to time upon fifteen (15) days prior notice from Lender, pay to Lender additional amounts sufficient to compensate Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by Lender to Borrowers shall, absent manifest error, be final, conclusive and binding for all purposes.
(b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to Lender of maintaining the Loan (other than an increase in cost solely as a result of income or franchise taxes payable by Lender), then Borrowers shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrowers by Lender, shall be conclusive and binding on Borrowers for all purposes, absent manifest error. Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.9(b).
                                                                 --------------
(c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for Lender to agree to make or to make or to continue to fund or maintain any Loan bearing interest computed  by  reference  to  LIBOR,  then,  unless  Lender is able to make or to continue  to  fund or to maintain the Loan at another branch or office of Lender without, in Lender's opinion, adversely affecting it or its Loan or the income obtained therefrom, on notice thereof and demand therefor by Lender to
Borrowers, (i) the obligation of Lender to agree to make or to make or to continue to fund or maintain the Loan shall terminate and (ii) Borrowers shall forthwith prepay in full the Loan, together with interest accrued thereon without penalty or any Exit Fee.
ARTICLE  II.
SECURITY
--------
2.1.     COLLATERAL.  The  Loan and all other indebtedness and obligations under
         ----------
the Loan Documents shall be secured by the following (collectively, the "COLLATERAL"): (a) the Mortgages, (b) the Assignments of Leases, and (c) any other collateral or security described in this Agreement or required by Lender in connection with the Loan.
2.2.     RELEASE  OF  COLLATERAL.  Lender shall release the lien of its Mortgage
         -----------------------
and Assignment of Leases with respect to the Stanford Project and/or the Concorde Project, as applicable, and such Project or Projects, as applicable, shall not be included in the Projects for any period thereafter for purposes of the Loan Documents, provided that (a) Borrower pays or reimburses Lender, for all reasonable costs incurred in connection with the release of any such Project or Projects; (b) no default has occurred under any of the terms of the Loan Documents; (c) the Projects shall have a Project Yield for each of the three (3) full months immediately preceding the proposed release of greater than or equal to 13.5%; (d) the applicable Project is (or Projects are) sold to a third party in an arm's length transaction for not less than (i) $2,925,000 as to the Stanford Project or (ii) $2,575,000 for the Concorde Project; and (e) the first $5,500,000 of net sale proceeds are used to pay down the outstanding balance of the Loan and the remaining net sale proceeds are used to pay down the outstanding balance of the Mezzanine Loan, provided that if the Mezzanine Loan has been fully repaid or to the extent that Mezzanine Lender will not allow prepayment of the Mezzanine Loan, the remaining net sales proceeds shall be applied to the Loan in such order as Lender elects. Upon satisfaction of all conditions of this Section 2.2 for release of the last of the Stanford Project
                     -----------
or the Concorde Project, the Borrower owning such Project shall be released from all liability under the Loan Documents except such liabilities which would survive, in accordance with the terms of the Loan Documents, the repayment of the Loan in full.
ARTICLE  III.
CONDITIONS  PRECEDENT
---------------------
     Lender's obligation to disburse the Loan is subject to satisfaction of all of the following conditions:
3.1.     LOAN  DOCUMENTS.  Lender  shall  have  received  the  following  Loan
         ---------------
Documents,  all  in  form  and  substance  satisfactory  to  Lender:
(a)     this  Agreement;
(b)     Note  A;
(c)     Note  B;
(d)     the  Mortgages;
(e)     the  Assignments  of  Leases;
(f) an authorization to file Uniform Commercial Code financing statements from each Borrower;
(g) a Guaranty executed by Emeritus Corporation, a Washington corporation (the "GUARANTOR"), in favor of Lender (the "GUARANTY");
(h) a hazardous materials indemnity agreement ("ENVIRONMENTAL INDEMNITY"), executed by each Borrower, each Operator and Guarantor;
(i) an assignment of management contract, subordination and recognition agreement, including a waiver of property management and broker's liens, executed by each Operator and Guarantor relating to the Management Contract (as hereinafter defined); and
(j) an Intercreditor and Subordination Agreement by and between Lender and Mezzanine Lender, in form and substance reasonably acceptable to Lender, executed by Mezzanine Lender.
3.2.     BORROWER'S  EQUITY.  On  or  prior  to the Closing Date, Borrower shall
         ------------------
have invested cash equity in the Project in an aggregate amount not less than Five Hundred Thousand and No/100 Dollars ($500,000.00) ("BORROWER'S EQUITY").
3.3.     TITLE POLICY AND ENDORSEMENTS.  Lender shall have received a commitment
         -----------------------------
for  title  insurance  in  an  amount  and  issued  by a title insurance company satisfactory to Lender. On the Closing Date, Lender shall receive a title insurance policy for each Project (collectively, the "TITLE POLICY"), acceptable to Lender, insuring marketability of title and insuring that the lien of each Mortgage is a valid first lien on the applicable Project and the corresponding leasehold estate, subject only to exceptions to title approved by Lender. The Title Policy shall also contain any reinsurance and endorsements required by Lender, to the extent available in the applicable jurisdiction, including without limitation creditors' rights, zoning 3.1, survey, access, variable rate, usury, last dollar, first loss, and extended coverage endorsements (Comprehensive Form 1).
3.4.     SURVEY.  Lender  shall  have  received  and  approved  a survey of each
         ------
Property, dated no more than forty-five (45) days prior to the Closing Date, prepared by registered land surveyors in accordance with the 1999 American Land Title Association/ American Congress on Surveying and Mapping Standards and certified in favor of Lender and the title insurer. The surveyors shall certify that no Property is located in a flood hazard area as identified by the Secretary of Housing and Urban Development (or if a survey does state that any Property is in a flood hazard area, Borrower shall maintain flood insurance with respect to such Property in amounts reasonably acceptable to Lender and otherwise in compliance with the Loan Documents). The surveys shall be sufficient for the title insurer to remove the general survey exception from the Title Policy.
3.5.     ENVIRONMENTAL  REPORT.  Lender  shall  have  received  a  Phase  I
         ---------------------
Environmental  audit  of  the  Projects.  The  audit  shall  (i) be addressed to
         --
Lender; (ii) state that Lender may rely thereon; and (iii) be acceptable to Lender in its sole discretion.
3.6.     LEASES.  All  leases,  licenses and other agreements with regard to the
         ------
occupancy of the Projects, including patient and resident care agreements and service agreements which include an occupancy agreement, including the Operator Leases ("LEASES"), shall be in form and substance reasonably acceptable to Lender; provided Borrowers need not seek Lender's approval for any new Qualified Non-Residential Lease entered into hereafter. Borrowers shall cause each Operator to submit for Lender's approval a copy of the form of residential Lease each Operator proposes to utilize at its Project(s), and all residential Leases entered into after the Closing Date shall be on forms reasonably approved by Lender without material modification. Lender must approve all non-residential
Leases of any part of any Project; provided, however, Lender's approval shall not be required for (but the applicable Borrower shall cause the applicable Operator to provide Lender with a copy of) the execution, amendment, surrender or termination of any Lease of non-residential space with an occupant thereof which provides for market rentals and otherwise contains market terms and provisions, so long as such Lease is not entered into with Guarantor or any of its or any Borrower's Affiliates, does not have a term (including extension options in favor of lessee) in excess of two (2) years and will not (in Lender's reasonable estimation) account for Twenty-Five Thousand and No/100 Dollars ($25,000.00) or more of gross revenue from the applicable Project in any one (1) year period (a "QUALIFIED NON-RESIDENTIAL LEASE"). On the Closing Date, Borrowers shall deliver to Lender a rent roll showing all existing Leases. On the Closing Date, all existing Leases shall be in full force and effect and Borrowers shall submit a revised and recertified rent roll for the Projects. If any non-residential leases, other than Qualified Non-Residential Leases, exist or are hereafter entered into with respect to any Project, each tenant thereunder shall execute and deliver to Lender prior to the Closing or prior to execution thereof by a Borrower or an Operator, as applicable, a Subordination and Attornment Agreement in a form acceptable to Lender, if requested by Lender.
3.7.     INSURANCE.  Borrowers  shall have provided Lender with and Lender shall
         ---------
have approved copies of certificates evidencing the insurance policies required to be delivered pursuant to the Loan Documents and otherwise acceptable to Lender in form and substance.
3.8.     COMPLIANCE  WITH LAWS.  Borrowers shall have submitted and Lender shall
         ---------------------
have approved (a) a final certificate of occupancy (or the equivalent) for each Project, and (b) evidence satisfactory to Lender that each Project complies in all material respects with all applicable laws (including, without limitation, all building, zoning, density, land use, ordinances, regulations and planning requirements), covenants, conditions and restrictions, subdivision requirements (including, without limitation, parcel maps), and environmental impact and other environmental requirements.
3.9.     COMMITMENT  FEE.  Borrowers  shall have paid Lender a commitment fee in
         ---------------
the amount of Six Hundred Fifty Thousand and No/100 Dollars ($650,000.00) which commitment fee shall be nonrefundable and shall be deemed fully earned upon receipt and which commitment fee Lender acknowledges it has received as of the date hereof.
3.10.     INTENTIONALLY  OMITTED.
          ----------------------
3.11.     MANAGEMENT  CONTRACT.  Lender  shall  have  approved  the  management
          --------------------
contract (each, a "MANAGEMENT CONTRACT") between Guarantor and each Operator for each of the Projects, none of which shall provide for a management fee (by any name)  to  exceed  five  percent  (5%)  of  the  gross revenues of such Project.
3.12.     MEZZANINE  LOAN.  Lender shall have approved the terms of that certain
          ---------------
loan (the "MEZZANINE LOAN") in the amount of Sixteen Million and No/100 Dollars ($16,000,000.00) to be made by Health Care Property Investors, Inc. ("MEZZANINE LENDER") to Emeritus Realty Corporation, a Nevada corporation and a wholly owned subsidiary of Guarantor ("MEZZANINE BORROWER"), and shall have approved the documents evidencing, securing or otherwise pertaining to the Mezzanine Loan executed by Mezzanine Borrower, Guarantor, Borrowers or their respective Affiliates (the "MEZZANINE LOAN DOCUMENTS"). The proceeds of the Mezzanine Loan shall be used to fund Mezzanine Borrower's capital contribution to Borrowers.
3.13.     ADDITIONAL  ITEMS.  Lender  shall  have  received  such other items as
          -----------------
Lender  may  reasonably  require.
ARTICLE  IV.
REPRESENTATIONS  AND  WARRANTIES
--------------------------------
     As an inducement to Lender to disburse the Loan, each Borrower hereby represents and warrants as follows, which representations and warranties shall be true as of the date hereof and shall remain true throughout the term of the
Loan:
4.1.     BORROWER  EXISTENCE.  Each Borrower other than ESC-Port St. Richie, LLC
         -------------------
is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware with its principal place of business as shown on Exhibit E. ESC-Port St. Richie, LLC is a limited liability
                     ---------
     company duly formed, validly existing and in good standing under the laws of the State of Washington with its principal place of business as shown on Exhibit E. Each Borrower is qualified to transact business and in good standing
    -----
under  the  laws  of  the state (or states) where its Property is (or Properties are) located. Each Operator is a limited liability company or corporation, as applicable, duly formed, validly existing and in good standing under the laws of the State of Washington. Each Operator is qualified to transact business and in good standing under the laws of the state (or states) where its Property is (or Properties are) located. The Loan Documents have each been duly authorized, executed and delivered and each constitutes the duly authorized, valid and legally binding obligation of each Borrower, each Operator and Guarantor, as the case may be, enforceable against each Borrower, each Operator and Guarantor, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by creditors' rights laws and general principles of equity. Prior to the joinder hereto of a Borrower, or the joinder of an Operator to any of the other Loan Documents, Borrowers shall provide Lender with evidence reasonably satisfactory to Lender that such Borrower or Operator, as applicable, is an entity duly formed, validly existing and in good standing in its state of formation, and in good standing and authorized to transact business in the state in which its Property is (or Properties are) located.
4.2.     OWNERSHIP  OF  BORROWERS  AND  OPERATORS.
         ----------------------------------------
4.2.1.     OWNERSHIP  OF  BORROWER.  Mezzanine Borrower owns one hundred percent
           -----------------------
(100%) of the membership interests in each Borrower free and clear of all liens, claims, encumbrances and rights of others, except as provided in the Mezzanine Loan Documents. Mezzanine Borrower has collaterally assigned the ownership interests in each Borrower to Mezzanine Lender pursuant to the terms of the Mezzanine Loan Documents.
4.2.2.     OWNERSHIP OF OPERATORS.  Guarantor owns one hundred percent (100%) of
           ----------------------
the ownership interest in each Operator and one hundred percent (100%) of the ownership interest in Mezzanine Borrower free and clear of all liens, claims, encumbrances and rights of others.
4.3.     OPERATING  AGREEMENT.  A  true  and  complete  copy  of  the  operating
         --------------------
agreement and certificate of formation creating each Borrower and any and all amendments thereto (collectively, the "BORROWER OPERATING AGREEMENT") have been forwarded to Lender (or, with respect to a Borrower joined hereto or thereto, or an Operator joined to any other Loan Document, will be furnished to Lender prior to the joinder hereto of such Borrower or Operator, as applicable). The Borrower Operating Agreement constitutes the entire agreement among the members of each Borrower and is binding upon and enforceable against such members, in accordance with its terms, except as such enforceability may be limited by creditors' rights laws and general principles of equity. There are no other agreements, oral or written, among the members relating to the ownership or management of the corporate business affairs of any Borrower. No breach exists under the Borrower Operating Agreement and no condition exists which, with the giving of notice or passage of time would constitute a breach under the Borrower Operating Agreement.
4.4.     BORROWER'S  OTHER  AGREEMENTS.  No  Borrower  is  in  default under any
         -----------------------------
contract, agreement or commitment to which it is a party. The execution, delivery and compliance with the terms and provisions of this Agreement and the Loan Documents will not (i) to the best of each Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity by which any Borrower or any Project, or any part thereof, is bound or affected, or (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Borrower is bound. Each Borrower has delivered to Lender copies of any agreements (including leases) between such Borrower and any Affiliate of any Borrower or Guarantor, related in any way to any Project or any part thereof, and any other agreements or documents materially affecting the use and operation of any Project or any part thereof.
4.5.     INTENTIONALLY  OMITTED.
         ----------------------
4.6.     INTENTIONALLY  OMITTED.
         ----------------------
4.7.     INTENTIONALLY  OMITTED.
         ----------------------
4.8.     INTENTIONALLY  OMITTED.
         ----------------------
4.9.     INTENTIONALLY  OMITTED.
         ----------------------
4.10.     EXISTENCE  OF MEZZANINE BORROWER.  Mezzanine Borrower is a corporation
          --------------------------------
duly incorporated validity existing and in good standing under the laws of the State of Nevada, with its principal place of business at 3131 Elliott Avenue, Suite 500A, Seattle, Washington 98121.
4.11.     MEZZANINE  BORROWER  DOCUMENTS.  A  true  and  complete  copy  of  the
          ------------------------------
articles of incorporation and by-laws of Mezzanine Borrower and all other documents creating and governing Mezzanine Borrower (collectively, the "MEZZANINE BORROWER DOCUMENTS") have been furnished to Lender. There are no other agreements, oral or written, among any of the shareholders of Mezzanine Borrower relating to Mezzanine Borrower. The Mezzanine Borrower Documents were duly executed and delivered, are in full force and effect, and binding upon and enforceable in accordance with their terms. The Mezzanine Borrower Documents constitute the entire understanding among the shareholders of Mezzanine Borrower. No breach exists under the Mezzanine Borrower Documents and no act has occurred and no condition exists which, with the giving of notice or the passage of time would constitute a breach under the Mezzanine Borrower Documents.
4.12.     MEZZANINE  BORROWER'S  OTHER AGREEMENTS.  Mezzanine Borrower is not in
          ---------------------------------------
default under any contract, agreement or commitment to which it is a party. The execution, delivery and compliance with the terms and provisions of this Agreement and the Loan Documents will not (i) to the best of each Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity by which Mezzanine Loan Borrower or any Project, or any part thereof, is bound or affected, or (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Mezzanine Loan Borrower is bound. Borrowers have delivered to Lender copies of any agreements (including leases) between Mezzanine Loan Borrower and any Affiliate of Mezzanine Loan Borrower or Guarantor, related in any way to any Project or any part thereof, and any other agreements or documents materially affecting the use and operation of any Project or any part thereof.
4.13.     THE PROPERTY.  Fee simple title to each Property is, or on the Closing
          ------------
Date, will be, owned by a Borrower, free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only the existing Leases and such exceptions as are set forth in the Title Policy. To the best of each Borrower's knowledge, each Property and the Improvements located thereon are in compliance with all zoning requirements, building codes, subdivision improvement agreements, and all covenants, conditions and restrictions of record. The zoning and subdivision approval of each Property and the right and ability to, use or operate the Improvements thereon are not in any way dependent on or related to any real estate other than the applicable Property. To the best of each Borrower's knowledge, there are no, nor are there any alleged or asserted, violations of law, regulations, ordinances, codes, permits, licenses, declarations, covenants, conditions, or restrictions of record, or other agreements relating to its Projects, or any part thereof.
4.14.     PROPERTY  ACCESS.  Each  Property is accessible through fully improved
          ----------------
and dedicated roads accepted for maintenance and public use by the public authority having jurisdiction.
4.15.     UTILITIES.  All  utility services necessary and sufficient for the use
          ---------
or operation of each Project are available including water, storm, sanitary sewer, gas, electric and telephone facilities.
4.16.     FLOOD  HAZARDS/WETLANDS.  No  Property, other than the Spring Property
          -----------------------
(as  defined  on  Exhibit  A-10  (an unimproved portion of which is located in a
                  -------------
100-year flood plain), is situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any governmental entity having jurisdiction over the Property.
4.17.     TAXES/ASSESSMENTS.  There  are no unpaid or outstanding real estate or
          -----------------
other taxes or assessments on or against any Project or any part thereof, except general real estate taxes not yet due or payable. Copies of the current general real estate tax bills with respect to each Project have been delivered to Lender. Said bills cover each entire Project and do not cover or apply to any other property. No Borrower has received notice of any pending or contemplated action pursuant to which any special assessment may be levied against any portion of any Project.
4.18.     EMINENT DOMAIN.  No Borrower has received notice of any eminent domain
          --------------
or condemnation proceeding pending and to each Borrower's knowledge there are none threatened, relating to any part of any Project.
4.19.     LITIGATION.  Except  as  set  forth in Exhibit B, there is no material
          ----------                             ---------
litigation, arbitration or other proceeding or governmental investigation pending or, to the best of each Borrower's knowledge, threatened against or relating to Guarantor, any Borrower, any Operator or any of their property, assets, or business, including the Projects, which if decided adversely would affect the business, affairs, assets or financial condition of any Borrower, Guarantor, any Project or the prospects for repayment of the Loan.
4.20.     ACCURACY.  Neither  this  Agreement  nor  any  document,  financial
          --------
statement, credit information, certificate or statement furnished to Lender by any Borrower or Guarantor or Operator contains any untrue statement of a material fact or omits to state a material fact which would affect Lender's decision  to  make  the  Loan.
4.21.     FOREIGN OWNERSHIP.  No Borrower, Operator nor Guarantor is or will be,
          -----------------
and no legal or beneficial interest of a partner of a Borrower or Operator is or will be held, directly or indirectly, by a "FOREIGN CORPORATION", "FOREIGN PARTNERSHIP", "FOREIGN TRUST", "FOREIGN ESTATE", "FOREIGN PERSON", "AFFILIATE" of a "FOREIGN PERSON" or a "UNITED STATES INTERMEDIARY" of a "FOREIGN PERSON" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, or the regulations promulgated pursuant to such Acts or any amendments to such Acts.
4.22.     SOLVENCY.  No  Borrower, Operator nor Guarantor is insolvent and there
          --------
has been no: (i) assignment made for the benefit of the creditors of any of them; (ii) appointment of a receiver for any of them or for the property of any of them; or (iii) bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.
4.23.     FINANCIAL  STATEMENT/NO  CHANGE.  Borrowers,  Operators  and Guarantor
          -------------------------------
have heretofore delivered to Lender copies of the most current financial statements of each Project and Guarantor. Said financial statements were prepared on a basis consistent with that of preceding years, and all of such financial statements present fairly the financial condition of each Borrower, Operator and Guarantor as of the dates in question and the results of operations for the periods indicated. No Borrower, Operator nor Guarantor has any material contingent liabilities not provided for or disclosed in said financial statements. There has been no material adverse change since November 4, 2002, in the structure, business, operations, credit, prospects or financial condition of any Borrower, any Operator, the Guarantor or any Project.
4.24.     SINGLE  ASSET ENTITY.  No Borrower: (i) holds, directly or indirectly,
          --------------------
any ownership interest (legal or equitable) in any real or personal property other than the interest which it owns in its Property (or Properties) and the Improvements located thereon; (ii) is a shareholder or partner or member of any other entity; or (iii) conducts any business other than the ownership, management and operation of its Project(s).
4.25.     NO  BROKER.  No  brokerage  commission or finder's fee is owing to any
          ----------
broker or finder arising out of any actions or activity of any Borrower in connection with the Loan.
4.26.     SECURITY  DEPOSITS.  As  of the date hereof, no Borrower, Operator nor
          ------------------
Guarantor has collected or is in receipt of any security deposit from any resident of any Project, except as described on Exhibit C.
                                                        ----------
4.27.     COMPLIANCE  WITH  HEALTH  CARE  LAWS.
          ------------------------------------
     (a) Without limiting the generality of any other provision of this Agreement including, without limitation, any other representation or warranty made herein, (i) as of the date hereof, each Borrower, each Operator and each Project and, to each Borrower's knowledge, each of any Borrower's, any Operator's or Guarantor's licensed employees and contractors (other than contracted agencies) in the exercise of their respective duties on behalf of any Borrower, any Operator or Guarantor (with respect to its operation of the Projects) or any portion of the Projects, is in compliance with all applicable statutes, laws, ordinances, rules and regulations of any federal, state or local governmental authority with respect to regulatory matters primarily relating to patient healthcare and/or patient healthcare information, including without limitation the Health Insurance Portability and Accountability Act of 1996, as amended, and the rules and regulations promulgated thereunder ("HIPAA") (collectively, "HEALTHCARE LAWS")); and (ii) at all times that the Loan is outstanding, Borrower shall and shall cause each Operator, Guarantor, their respective employees and all Projects to comply with all Healthcare Laws. Each Borrower has maintained and/or has caused each Operator, to maintain, as applicable, in all material respects, all records required to be maintained by any governmental agency or authority or otherwise under the Healthcare Laws and, to the knowledge of any Borrower, there are no presently existing circumstances which would result or likely would result in material violations of the Healthcare Laws. Each Borrower has and/or has caused Operator and its or their respective Affiliates, as applicable, to have such permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable law to own or lease, as applicable, their respective Projects and to conduct their respective business in connection with the Projects (including without limitation such permits as are required under such the Healthcare Laws).
(b) To the extent that and for so long as (i) any Borrower, Operator or Guarantor is a "covered entity" within the meaning of HIPAA or (ii) any Borrower, Operator or Guarantor (with respect to its operation of the Projects) and/or their respective business and operations (with respect to the Projects) are subject to or covered by the so-called "Administrative Simplification" provisions of HIPAA, Borrower has or shall (if such entity is Borrower) or has caused or shall cause such entity to, as applicable (x) undertaken/undertake or promptly undertake all necessary surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by the failure of such entity to be HIPAA Compliant (as defined below);
(y) developed/develop or promptly develop a detailed plan and time line for becoming HIPAA Compliant (a "HIPAA COMPLIANCE PLAN"); and (z) implemented/implement or implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that such entity is or becomes HIPAA Compliant. For purposes hereof, "HIPAA COMPLIANT" shall mean that each Borrower, each Operator and Guarantor, as applicable, (1) is or will be in compliance with each of the applicable requirements of the so-called "ADMINISTRATIVE SIMPLIFICATION" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA COMPLIANCE DATE") and (2) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to adversely affect any Borrower's, any Operator's or Guarantor's business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by any such entity of the then effective provisions of HIPAA
ARTICLE  V.
AFFIRMATIVE  COVENANTS
----------------------
5.1.     INSPECTION.  Subject  to the rights of tenants under Leases approved or
         ----------
deemed approved by Lender, Lender and its authorized agents may enter upon and inspect the Projects at all reasonable times upon reasonable notice given orally or in writing to the applicable Borrower. Lender, at Borrowers' expense, may retain one or more independent consultants to periodically inspect the Projects and all documents, drawings, plans, and consultants' reports relating thereto. During the term of the Loan, Borrowers shall pay to Lender, in addition to all other amounts due under the Loan Documents, the sum of Three Thousand and No/100 Dollars ($3,000.00) per year per Property, payable in equal monthly installments of Two Hundred Fifty and No/100 Dollars ($250.00) per Property, which shall be due and payable concurrently with each payment due under Note A and which Lender shall apply against the cost of the aforesaid inspections; provided, however, so long as no default exists under this Agreement or any of the other Loan Documents, Borrowers shall not be obligated to pay Lender an amount greater than Three Thousand and No/100 Dollars ($3,000.00) per calendar year per Property with respect to such inspections after the Closing Date. Nothing contained in this Section 5.1. shall limit
                                                        ------------
Borrowers' obligations with respect to inspections performed pursuant to the terms of the Environmental Indemnity, including without limitation Borrowers' obligation to pay for, perform or caused to be performed such inspections.
5.2.     BOOKS  AND  RECORDS/AUDITS.  Each  Borrower  shall and shall cause each
         --------------------------
Operator to keep and maintain at all times at such Borrower's or Operator's, as applicable, address stated below, or at its respective Project, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect the results of the operation of its respective Project and to provide the financial statements required to be provided to
Lender  pursuant  to  Section  5.3  below  and  copies of all written contracts,
                      ------------
correspondence, reports of Lender's independent consultant, if any, and other documents affecting its Project. Lender and its designated agents shall have the right to inspect and copy any of the foregoing. Additionally, after the occurrence and during the continuance of a default or if Lender has a reasonable basis to do so, Lender may audit and determine, in Lender's sole and absolute discretion, the accuracy of any Borrower's or any Operator's records and computations. The costs and expenses of the audit shall be paid by Borrowers if the audit discloses a monetary variance in any financial information or computation of the aggregate income or expense equal to or greater than the greater of: (i) five percent (5%); or (ii) Ten Thousand and No/100 Dollars ($10,000.00) more than the computation of income or expense submitted by any Borrower or any Operator; provided, however, if a default has occurred and is continuing, Borrowers shall pay the costs and expenses of such audit regardless of any variance disclosed.
5.3.     FINANCIAL  STATEMENTS;  BALANCE SHEETS.  Each Borrower shall furnish to
         --------------------------------------
Lender and shall cause each Operator and Guarantor to furnish to Lender such financial statements and other financial information as Lender may from time to time request. All such financial statements shall show all material contingent liabilities and shall accurately and fairly present the results of operations and the financial condition of each Borrower, each Operator and/or Guarantor, as applicable, at the dates and for the period indicated. Without limitation of the foregoing, Borrower shall furnish to Lender and shall cause Guarantor and each Operator to furnish to Lender the following statements:
5.3.1.     MONTHLY AND ANNUAL OPERATING STATEMENTS.  Statements of the operation
           ---------------------------------------
     of each Project (including a current rent roll and monthly operating statements as of the last day of each month), to be delivered within thirty (30) days after the end of each month and certified by the applicable Borrower as true, correct, and complete, and yearly statements of the operation of its Project, to be delivered within one hundred twenty (120) days after the end of each fiscal year and certified by the applicable Borrower as true, correct, and complete.
5.3.2.     ANNUAL  BALANCE  SHEETS  AND  FINANCIAL  STATEMENTS.  Annual  balance
           ---------------------------------------------------
sheets and financial statements from each Borrower and each Operator within one hundred twenty (120) days of the end of each fiscal year and annual balance sheets and financial statements from the Guarantor within one hundred eighty
(180) days of the end of each fiscal year, each of which are true and correct in all respects, have been prepared in accordance with sound accounting practices, and fairly present the financial condition(s) of the person(s) referred to therein as of the date(s) indicated. At Lender's request, such financial statements shall include, specific information concerning Guarantor's other real estate holdings, including property income and expenses, debt service requirements and occupancy.
5.3.3.     AUDITS.  If  any Borrower, any Operator or Guarantor fails to furnish
           ------
or cause to be furnished promptly any report required by this Section 5.3, or if
                                                              -----------
Lender reasonably deems such reports to be unacceptable, Lender may elect (in addition to exercising any other right and remedy) to conduct an audit of all books and records of such Borrower (or if Guarantor is not then a publicly held company, Guarantor) which in any way pertain to the Projects and to prepare the statement or statements which any Borrower, any Operator or Guarantor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent firm of certified public accountants to be selected by Lender. If and so long as Guarantor is not a publicly held company, Lender shall have the right to audit Guarantor's books and records in accordance with this Section. Borrowers shall pay all reasonable expenses of such audit and other services, which expenses shall be immediately due and payable with interest thereon at the default rate contained in the Notes.
5.4.     USE  OF  PROCEEDS.  Borrowers  shall  use  the proceeds of the Loan for
         -----------------
proper business purposes. No portion of the proceeds of the Loan shall be used by Borrowers in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Act of 1933 or the Securities Exchange Act of 1934.
5.5.     NOTICE  OF LITIGATION OR DEFAULT.  Each Borrower shall promptly provide
         --------------------------------
Lender  with:
(a) written notice of any litigation, arbitration, or other proceeding or governmental investigation pending or, to any Borrower's knowledge, threatened against or relating to any Borrower, any Operator or any Project or any part thereof;
(b) written notice of any material litigation, arbitration, or other proceeding or governmental investigation pending or, to any Borrower's knowledge, threatened against or relating to Guarantor;
(c) a copy of all notices of default and violations of laws, regulations, codes, ordinances and the like received by a Borrower, an Operator or Guarantor relating to any Borrower, any Operator, the Collateral, or the Projects or any part thereof;
(d) a copy of all notices sent to or received from Guarantor under any of the Management Contracts;
(e) a copy of all notices sent to or received from any Operator or Guarantor under the Operating Lease; and
(f) a copy of all notices sent to Mezzanine Lender or received by Mezzanine Borrower, any Borrower or Guarantor under the Mezzanine Loan Documents.
5.6.     AFFILIATE  TRANSACTIONS.  Prior  to entering into any agreement with an
         -----------------------
Affiliate pertaining to a Project or any part thereof, Borrowers shall deliver to Lender a copy of such agreement, which shall be satisfactory to Lender in its sole reasonable discretion. If requested by Lender, such agreement shall provide Lender the right to terminate it upon Lender's (or its designee's)
acquisition of the Project or any part thereof through foreclosure, a deed-in-lieu of foreclosure, UCC sale or otherwise.
     "AFFILIATE" means with respect to any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization (each a "PERSON"), a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with any Borrower, any Operator or Guarantor, or any officer, director, partner or shareholder of any Borrower, any Operator or Guarantor, or any relative of any of the foregoing. The term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership  of  voting  securities,  by  contract  or  otherwise.
5.7.     ADVERTISEMENT.  Each  Borrower  agrees  to allow Lender to advertise in
         -------------
the various news or financial media that Lender has provided financing to Borrowers.
5.8.     REPLACEMENT  RESERVE.  At  the  time  of and in addition to the monthly
         --------------------
installments of interest and, if applicable, principal, due under the Notes, Borrowers shall pay to Lender an amount equal to Thirty and No/100 Dollars ($30.00) per unit in the Projects (the "REPLACEMENT RESERVE"). The Replacement Reserve may be commingled with the general funds of Lender, and these sums shall not be deemed to be held in trust for the benefit of any Borrower. So long as no default exists hereunder or under any of the other Loan Documents, Lender shall credit for Borrowers' account interest in such funds contained in the Replacement Reserve (if any) at the money market account rate announced by a national banking association selected by Lender. On the Maturity Date (as it may be extended), the monies then remaining on deposit with Lender shall, at Lender's option, be applied against the Indebtedness or if no Event of Default is continuing, returned to Borrowers. So long as there is no Event of Default, Borrowers may request Lender to disburse funds from the Replacement Reserve (which request will include a reasonably detailed description of the capital expenditures at a Project which a Borrower intends to pay for with such funds), which request shall not be unreasonably denied by Lender. If requested by Lender, each disbursement request will be accompanied by copies of invoices or purchase orders, lien waivers and other evidence reasonably required by Lender.
5.9.     FINANCIAL  COVENANTS.  Commencing  on  the  Closing Date and continuing
         --------------------
through May 31, 2004, (a) the Project Yield for the Projects for each of the trailing three (3) months shall be greater than or equal to twelve percent (12%) and (b) the Debt Coverage Ratio for the Projects for each of the trailing three
(3) months shall be greater than or equal to 1.25:1.00. Commencing on June 1, 2004 and continuing through the Maturity Date, as it may be extended, the Project Yield for the Projects for each of the trailing three (3) months shall be greater than or equal to thirteen percent (13%) and (b) the Debt Coverage Ratio for the Projects for each of the trailing three (3) months shall be greater than or equal to 1.35:1.00. For purposes of this Section 5.9, calculation of Net Operating Income shall be based on an Effective Rental Income determined using actual occupancy.
ARTICLE  VI.
NEGATIVE  COVENANTS
-------------------
6.1.     NO  AMENDMENTS.  Borrower  shall  not  amend,  modify  or terminate, or
         --------------
permit  the  amendment,  modification  or  termination  of:
(a)     Any  Borrower  Operating  Agreement;
(b)     the  Operating  Lease;  or
(c)     the  Mezzanine  Borrower  Documents.
6.2.     NO  ADDITIONAL  INDEBTEDNESS.  No  Borrower  or Operator shall, without
         ----------------------------
Lender's prior written consent, incur additional indebtedness, except for (a) trade payables in the ordinary course of business, (b) management fees due to Guarantor if and to the extent the same are accrued and unpaid as a result of the requirement that the same be subordinated to the payments due to Lender, and
     (c) as to each Operator, up to (i) One Hundred Thousand and No/100 Dollars ($100,000.00) of additional indebtedness for purchase money indebtedness, capital leases or operating leases for equipment or vehicles (such amounts to be determined in the case of operating leases on the basis of what the book value of the property subject to such lease would be if such property had been purchased on the commencement date of such lease) for the La Casa Project (as defined on Exhibit A-6), or (ii) Seventy-Five Thousand and No/100 Dollars ($75,000.00) of additional indebtedness for purchase money indebtedness, capital leases or operating leases for equipment or vehicles (such amounts to be determined in the case of operating leases on the basis of what the book value of the property subject to such lease would be if such property had been purchased on the commencement date of such lease) for each other Project. Capital or operating leases of equipment or vehicles shall be deemed to be additional indebtedness for borrowed money and shall require Lender's prior written consent unless such lease would not require Lender's consent under clause (c) above. The limitation of the indebtedness of Guarantor as the Operator of the Fulton Villa Project (as defined on Exhibit A-1 ) and the Villa Del Rey Project (as defined on Exhibit A-2)) imposed by this Section 6.2 shall
                                                               -----------
apply only to indebtedness incurred in connection with or relating to each of the Fulton Villa Project and the Villa Del Rey Project.
6.3.     NO  COMMINGLING FUNDS.  No Borrower shall, or shall permit any Operator
         ---------------------
to, commingle the funds related to a Project with funds from any other property or venture, except other Projects. The prohibition of commingling of the funds of Guarantor as the Operator of the Fulton Villa Project and the Villa Del Rey Project shall apply only to the funds of Guarantor derived from or relating to such Projects.
6.4.     PROPERTY  MANAGER.  No  Borrower or Operator shall change or permit the
         -----------------
change in Guarantor's status as manager of the Projects or amend or terminate any Management Contract without Lender's prior written consent, which shall not be unreasonably withheld.
6.5.     LIENABLE  WORK.  No  excavation, construction, earth work, site work or
         --------------
any other mechanic's lienable work shall be done to or for the benefit of any Project or any part thereof, without Lender's approval (which approval will not be unreasonably withheld), except for (a) normal repair and maintenance in the ordinary course of business and (b) work related to the alteration, replacement, repair and maintenance to a Project not estimated to have an aggregate cost in excess of (i) One Hundred Thousand and No/100 Dollars ($100,000.00) with respect to the La Casa Project, or (ii) Seventy-Five Thousand and No/100 Dollars
($75,000.00)  with  respect  to  each  other  Project.
6.6.     CONVERSION.  No  Borrower  shall,  nor  shall  any Borrower permit, its
         ----------
Project or any portion thereof to be converted or take any preliminary actions which could lead to a conversion to condominium or cooperative form or ownership.
6.7.     USE  OF  PROJECT.  Unless  required  by  applicable law, no Borrower or
         ----------------
Operator shall permit changes in the use of any part of a Project from the use existing at the Closing Date or other uses reasonably incidental thereto. No Borrower shall initiate or acquiesce in a change in the plat of subdivision, or zoning classification of its Property without Lender's prior written consent.
ARTICLE  VII.
EVENTS  OF  DEFAULT;  ACCELERATION  OF  INDEBTEDNESS;  REMEDIES
---------------------------------------------------------------
7.1.     EVENTS  OF DEFAULT.  The occurrence of any one or more of the following
         ------------------
events  shall  constitute  an  "EVENT  OF  DEFAULT"  under  this  Agreement:
(a) Failure of Borrowers to pay, within ten (10) days of the due date, any of the payment obligations of Borrowers to Lender ("INDEBTEDNESS"), including any payment due under the Notes, this Agreement or the other Loan Documents; or
(b)     Failure  of  any  Borrower  to  strictly  comply  with the provisions of
Section  4.24  (single  asset  entity)  or  5.1  (inspection)  or 5.9 (financial
      -------                               ---                   ---
covenants);  or
      -
(c) Breach of any covenant, representation or warranty other than as set forth in subsections (a) and (b) above which is not cured within thirty (30)
           -------------------------
days after notice; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Borrowers diligently pursue the curing thereof (and then in all events cures such failure within sixty (60) days after the original notice thereof), Borrowers shall not be in default hereunder; or
(d) A petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against any Borrower, any Operator or Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within sixty (60) days of its filing), or a custodian, receiver or trustee for any portion of any Project is appointed, or any Borrower, any Operator or Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or any of them admit their insolvency or inability to pay their debts as they become due or an attachment or execution is levied against any portion of any Project; or
(e) The occurrence of a default and the expiration of any cure period applicable thereto under any other Loan Document; or
(f) Any Operator (other than Guarantor) or any Borrower shall default in the payment of any indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or
(g) Any statement, report or certificate made or delivered to Lender by any Borrower, any Operator or Guarantor is not materially true and complete at any time; or
(h) The occurrence of a default under any Management Contract which continues beyond the expiration of any applicable cure period thereunder; or
(i) There shall occur a material adverse change in the financial condition or business prospects of any Borrower, any Operator or Guarantor; or
(j) A default under the Operating Lease which continues beyond the expiration of any applicable cure period thereunder; or
(k) Mezzanine Borrower acquires or owns any property other than its interests in the Borrowers, its interest in ESC-Land, LLC, a Delaware limited liability company, and cash in its bank accounts; or
(l) Guarantor shall default in the payment of any indebtedness (other than the Indebtedness) related to the Fulton Villa Project or the Villa Del Rey Project and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same
7.2.     ACCELERATION;  REMEDIES.  Upon the occurrence of an Event of Default at
         -----------------------
the option of Lender, the Indebtedness shall become immediately due and payable without notice to Borrowers and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.
ARTICLE  VIII.
MISCELLANEOUS
-------------
8.1.     EXPENDITURES AND EXPENSES.  Borrowers shall promptly pay all reasonable
         -------------------------
     Costs (defined below) incurred by Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents (as applicable) and all such Costs shall be included as additional Indebtedness bearing interest at the Default Rate set forth in the Notes until paid. For the purposes hereof "COSTS" means all expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees (including fees of Lender's inside counsel), receivers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Projects, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, Torrens' Certificates (if applicable) and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of the Projects or any part thereof the true condition of the title to, or the value of, the Projects or any part thereof.
8.2.     DISCLOSURE  OF  INFORMATION.  Lender shall have the right (but shall be
         ---------------------------
under no obligation) to make available to any party for the purpose of granting participations in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of any Project or any part thereof) any and all information which Lender may have with respect to the Projects, any Borrower, any Operator or Guarantor or any of their Affiliates, whether provided by a Borrower, an Operator, Guarantor or any third party or obtained as a result of any environmental assessments. Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and by executing this Agreement and/or the Senior Housing Rider, each Borrower, each Operator and Guarantor, on behalf of themselves and their successors and assigns, hereby release and discharge Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.
8.3.     SALE  OF  LOAN.  Lender,  at  any  time  and without the consent of any
         --------------
Borrower, Operator or Guarantor, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.
8.4.     FORBEARANCE  BY  LENDER  NOT  A  WAIVER.  Any  forbearance by Lender in
         ---------------------------------------
exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Loan, nor shall Lender's receipt of any awards, proceeds, or damages under
Section  4  of any Mortgage operate to cure or waive a Borrower's, an Operator's
     -----
or Guarantor's default in payment of sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.
8.5.     GOVERNING  LAW;  SEVERABILITY.  The Loan Documents shall be governed by
         -----------------------------
and construed in accordance with the internal laws of the State of Illinois, except that the provisions of the laws of the State where the applicable Project is located shall be applicable to the creation, perfection and enforcement of the lien created by the Mortgages and Assignments of Leases relating to such Project. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.
8.6.     RELATIONSHIP.  The  relationship  between Lender and Borrowers shall be
         ------------
that of creditor-debtor only. No term in this Agreement or in the other Loan Documents and no course of dealing between the parties shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Lender to any other party.
8.7.     INDEMNITY.  Borrowers shall, jointly and severally, indemnify, protect,
         ---------
hold harmless and defend Lender, its successors, assigns, shareholders, directors, officers, employees, and agents (each, an "INDEMNITEE") from and against any and all loss, damage, cost, expense (including attorneys' fees), and claims arising out of or in connection with (a) the Projects, (b) the Collateral, (c) any act or omission of any Borrower, any Operator or Guarantor, or their respective employees or agents, whether actual or alleged, and (d) any and all brokers' commissions or other costs of similar type by any party in connection with the Loan, in each case except to the extent arising from the Indemnitee's gross negligence or willful misconduct. Upon written request by an Indemnitee, Borrowers will undertake, at their own cost and expense, on behalf of such Indemnitee, using counsel satisfactory to the Indemnitee, the defense of any legal action or proceeding whether or not such Indemnitee shall be a party and for which such Indemnitee is entitled to be indemnified pursuant to this section. At Lender's option, Lender may, at Borrowers' expense, prosecute or defend any action involving the priority, validity or enforceability of any of the Loan Documents.
8.8.     NOTICE.  Any  notice or other communication required or permitted to be
         ------
given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day; provided that a hard copy of such notice is also sent pursuant to
               --------
(c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.
     Attn:  Raymond  R.  Brandstrom,  CFO
     Facsimile  No.  (206)  301-4500
Notices  to  Borrower:     At  the  addresses  shown  on  Exhibit  E
                                                          ----------
     The  Nathanson  Group  PLLC
     1520  Fourth  Avenue
     Sixth  Floor
     Seattle,  Washington  98101
     Attn:  Randi  S.  Nathanson
With  a  copy  to:     Facsimile  No.  (206)  623-1738
     General  Electric  Capital  Corporation
     Loan  No.  07-0004024
     2  Wisconsin  Circle,  Suite  400
     Chevy  Chase,  Maryland  20815
     Attn:  Manager,  Portfolio  Management  Group
Notices  to  Lender:     Telecopy:  (301)  664-9843
     General  Electric  Capital  Corporation
     Loan  No.  07-0004024
     100  Congress,  Suite  700
     Austin,  Texas  78701
     Attn:  Diana  Pennington,  Vice  President and Chief Counsel, Senior Living
Group
With  a  copy  to:     Telecopy:  (512)  476-7832
     General  Electric  Capital  Corporation
     Loan  No.  07-0004024
     500  West  Monroe  Street
     Chicago,  Illinois  60661
     Attn:  Kevin  McMeen,  Senior  Vice  President
And  a  copy  to:     Telecopy:  (312)  441-7119
8.9.     SUCCESSORS  AND ASSIGNS BOUND; AGENTS; AND CAPTIONS.  The covenants and
         ---------------------------------------------------
agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender, each Borrower, each Operator and Guarantor, subject to the provisions of this Agreement. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs and sections of this Agreement are for convenience only and are not to be used to interpret or define the provisions hereof.
8.10.     TERMS  AND  USAGE.  As used in the Loan Documents "BUSINESS DAY" means
          -----------------
any day, other than a Saturday or a Sunday, when banks in Chicago, Illinois are not required or authorized to be closed.
8.11.     INTENTIONALLY  OMITTED.
          -----------------------
8.12.     TIME  OF  ESSENCE.  Time  is  of the essence of this Agreement and the
          -----------------
other Loan Documents and the performance of each of the covenants and agreements contained herein and therein.
8.13.     VENUE.  BORROWERS  HEREBY  CONSENT TO THE JURISDICTION OF ANY STATE OR
          -----
FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWERS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWERS, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN
(10)  DAYS  AFTER  THE  SAME  HAS  BEEN  POSTED.
8.14.     JURY TRIAL WAIVER.  BORROWERS AND LENDER HEREBY WAIVE THEIR RESPECTIVE
          -----------------
RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWERS AND LENDER, AND BORROWERS ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWERS AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.
8.15.     COUNTERPARTS.  This  Agreement  may  be  executed  in  multiple
          ------------
counterparts,  each  of  which  shall constitute an original, and together shall
          --
constitute  the  Agreement.
8.16.     FINAL  AGREEMENT/MODIFICATION.  This  Agreement  (including the Senior
          -----------------------------
Housing Rider attached hereto and hereby made a part hereof), together with the other Loan Documents, represents the entire agreement among Borrowers, Operators, Guarantor and Lender and supersedes all prior agreements among the parties with respect to the Loan. This Agreement and the other Loan Documents may only be modified by written instrument executed by the applicable parties thereto.
8.17.     BORROWER'S  KNOWLEDGE.  When  the  phrase "to Borrower's knowledge" or
          ---------------------
words  of  similar  meaning  is/are used in this Agreement, Borrower's knowledge shall be deemed to include the knowledge of any Operator or Guarantor. It is understood and agreed that Borrower has an obligation to make appropriate inquiry and investigation of each Operator and Guarantor regarding the subject matter of this Agreement and the other Loan Documents and the operation of the Projects.
8.18.     OPERATION  OF  THE  PROJECT.  To  the  extent  that  this  Agreement,
          ---------------------------
including the Senior Housing Rider, requires any Borrower to perform obligations relating to the operation of the Projects, or any of them, for which an Operator or Guarantor is responsible, it is intended to mean that Borrowers shall cause the Operators or Guarantor, as applicable, to perform such obligations; provided, however, the failure of such Operator(s) and/or Guarantor to perform any such obligation shall be deemed to be a failure of Borrowers to perform their obligations under this Agreement.
8.19.     JOINT  AND  SEVERAL  LIABILITY.  All  covenants and agreements of each
          ------------------------------
Borrower, each Operator and Guarantor under the Loan Documents (or any of them) shall be joint and several. Without limiting the generality of the foregoing, each Borrower agrees that it is liable for the repayment of the entire Loan outstanding from time to time notwithstanding the fact it may not have executed each Note.
8.20.     BORROWERS'  WAIVERS.  Each  Borrower's obligations hereunder and under
          -------------------
the other Loan Documents to which it is a party shall not be released, discharged or affected in any way by any circumstance or condition, including, without limitation:
(a) an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure (or UCC sale) with respect to security (whether such security is real property or personal property), for a guaranteed obligation, has destroyed a Borrower's rights of subrogation and reimbursement against any other Borrower by the operation of Section 580d of the
     California Code of Civil Procedure, any similar statute of any other State or otherwise;
(b) any right to a fair value hearing with respect to any Project under California Code of Civil Procedure Section 580a or any similar statute of any other State to determine the size of any deficiency under the Loan following a trustee's sale with respect to such Project;
(c) the attempt or the absence of any attempt by Lender to obtain payment or performance by any Borrower or any guarantor of the Loan (the obligations of Borrowers for payment of the Loan and performance of this Loan Agreement being joint and several);
(d) Lender's delay in enforcing any Borrower's obligations hereunder or of any other party under the Loan Documents, or any prior partial exercise by Lender of any right or remedy hereunder or under any of the other Loan Documents;
(e) any renewal, extension, substitution, modification, replacement of or indulgence with respect to, the Indebtedness, all of which Lender is hereby authorized to make;
(f) the fact that any Borrower is not liable for the payment or performance of the Indebtedness, or any portion thereof, for any reason whatsoever, each Borrower being liable for the Indebtedness notwithstanding that one or more other Borrowers may not be;
(g) any sale, exchange, release, surrender or other disposition of, or realization upon, any collateral securing the Indebtedness, or any settlement or compromise of any guaranties of the Indebtedness, or any other obligation of any person or entity with respect to the Loan Documents;
(h) the acceptance by Lender of any additional security for the Indebtedness;
(i) the lack of validity or enforceability of, or Lender's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Indebtedness, or any part thereof, including without limitation the Loan Documents;
(j) the failure by Lender to take any steps to perfect, maintain, or enforce its security interests or remedies under the Loan Documents, or to preserve its rights to or protect any security or collateral, for the Indebtedness;
(k) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar event or proceedings with respect to any Borrower or Guarantor, as applicable, or any of their respective properties (each, an "INSOLVENCY PROCEEDING"), or any action taken by Lender, any trustee or receiver or by any court in any such proceeding;
(l) the failure by Lender to file or enforce a claim against the estate (either in an Insolvency Proceeding or other proceeding) of any Borrower or Guarantor;
(m)     in  any  proceeding  under Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended (the "BANKRUPTCY CODE"): (i) any election by Lender under Section 1111(b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by a Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Lender to enforce the Indebtedness against any Borrower by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) against any Borrower for repayment of the Indebtedness;
(n) the failure of any Borrower to receive notice of any intended disposition of the collateral for the Indebtedness;
(o) any merger or consolidation of any Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of any Borrower or Guarantor to any other person or entity;
(p) any change in the ownership of any Borrower, or any change in the relationship between any Borrower and Guarantor or any termination of any such relationship;
(q)     the  dissolution  or  other  change  in status of Borrower or Guarantor;
(r) the making of additional loans to any Borrower, the increase or reduction of the maximum principal amount of the Indebtedness, the increase or reduction in the interest rate provided in the Notes, or any other modification, amendment, release or waiver of the terms of the Loan Documents;
(s) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of any Borrower; and
(t) Nevada Revised Statute 40.430, Nevada's one-action rule, the application and protections of which each Borrower waives; and
(u) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower, Guarantor or any other guarantor of the Indebtedness.
     Each Borrower hereby expressly waives and surrenders any defense to its liability under this Loan Agreement and the other Loan Documents to which it is a party based upon any of the foregoing acts, omissions, agreements, waivers or matters, whether or not such Borrower had notice or knowledge of same. It is the purpose and intent hereof that the obligations of each Borrower hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, each Borrower hereby expressly waives any and all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845 through 2847, 2849, 2850, 2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any similar statutes of any State.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or has caused the same to be executed by their duly authorized representatives as of the date first above written.

BORROWERS:

EMERITUS  REALTY  II,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  III,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  V,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  VII,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  XIV,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  BOZEMAN,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

ESC-PORT  ST.  RICHIE,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

EMERITUS  REALTY  PUYALLUP,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:      /s/  Raymond  R.  Brandstrom
     Name:       Raymond  R.  Brandstrom
     Its:             Vice  President  of  Finance

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation


By:  /s/  Jefferey  N.  Muchmore
     ---------------------------
Name:  Jefferey  N.  Muchmore
       ----------------------
Its:  Vice  President
      ---------------

                                   EXHIBIT A-1
Property:     Fulton  Villa,  Stockton,  California (the "FULTON VILLA PROJECT")
--------
Owner:     Emeritus  Realty  VII,  LLC
-----
Number  of  Units:     81
-----------------

Legal  Description:
------------------
PARCEL  ONE:

Parcel A, as shown on that certain Parcel Map filed for record July 18, 1972 in Book 1 of Parcel Maps, page 81, San Joaquin County Records, being a portion of the Southeast quarter of Section 17, C.M. Weber Grant, in the City of Stockton. PARCEL TWO:

A right of way 20 feet in width lying Southerly of the Northerly line of the land described in Deed to Five Oak Pyramid, Inc., a California corporation, dated June 30,. 1954 recorded July 1, 1954 in Book 1646 of official Records, page 496, San Joaquin County Records.

EXCEPT  THEREFROM  the  Westerly  203.81  feet.

                                   EXHIBIT A-2
Property:     Villa Del Rey, Escondido, California (the "VILLA DEL REY PROJECT")
--------
Owner:     Emeritus  Realty  VII,  LLC
-----
Number  of  Units:     84
-----------------

Legal  Description:
------------------
(ASSESSOR'S  PARCEL  NO.  230-141-11)

ALL THAT PORTION OF LOT 7 IN BLOCK 179 OF THE RANCHO RINCON DEL DIABLO, IN THE CITY OF ESCONDIDO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 723 FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, AUGUST 13, 1892, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHWESTERLY LINE OF SAID LOT 7 DISTANT THEREON NORTH 53 59' 20" EAST 226.83 FEET FROM THE NORTHWESTERLY CORNER THEREOF, SAID POINT BEING ALSO A POINT IN THE CENTER LINE OF THE SAN DIEGO COUNTY WATER AUTHORITY EASEMENT; THENCE CONTINUING NORTH 53 59' 20" EAST ALONG SAID NORTHWESTERLY LINE OF LOT 7 A DISTANCE OF 66.87 FEET TO A CUSP FORMED WITH THE ARC OF A 20.00 FOOT RADIUS CURVE, CONCAVE EASTERLY A RADIAL OF WHICH BEARS NORTH 36 00' 40" WEST TO SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTHERLY ALONG SAID CURVE 30.83 FEET THROUGH A CENTRAL ANGLE OF 88 19' 45"; THENCE TANGENT TO SAID_ CURVE SOUTH 34 20' 25" EAST 317.19 FEET TO THE BEGINNING OF A TANGENT 1000 FOOT RADIUS CURVE, CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG SAID CURVE 21.43 FEET THROUGH A CENTRAL ANGLE OF 1 13' 40"; THENCE TANGENT TO SAID CURVE SOUTH 35 34' 05" EAST 83.06 FEET TO THE
NORTHEASTERLY LINE OF THE LAND CONVEYED TO THE CITY OF ESCONDIDO BY DEED RECORDED DECEMBER 20, 1968 FILE NO. 223861 OF OFFICIAL RECORDS SAID POINT BEING ALSO A POINT IN THE ARC OF A 1077 FOOT RADIUS CURVE, CONCAVE SOUTHERLY, A RADIAL OF WHICH BEARS NORTH 4 27' 04" WEST TO SAID POINT; THENCE EASTERLY ALONG SAID NORTHEASTERLY LINE TO AND ALONG THE NORTHEASTERLY LINE OF THE LAND CONVEYED TO THE CITY OF ESCONDIDO BY DEED RECORDED DECEMBER 20, 1968, FILE NO. 223862 OF OFFICIAL RECORDS ALONG THE ARC OF SAID 1077 FOOT RADIUS CURVE THROUGH A CENTRAL ANGLE OF 9 16' 54" A DISTANCE OF 178.04 FEET (RECORD 9 27' 38" A DISTANCE OF
177.83 FEET) AND TANGENT TO SAID CURVE SOUTH 84 58' 46" EAST 77.22 FEET (RECORD SOUTH 83 52' 27" EAST 77.78 FEET TO THE EASTERLY LINE OF SAID LOT 7; THENCE ALONG SAID EASTERLY LINE NORTH 18 03' 27" WEST 627.50 FEET (RECORD NORTH 16 58' 15" WEST 627.52 FEET PER SAID FILE NO. 223862) TO THE MOST NORTHERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHWESTERLY LINE THEREOF SOUTH 53 59' 20" WEST 364.34 FEET TO THE TRUE POINT OF BEGINNING.

                                   EXHIBIT A-3
Property:     The  Condorde,  Las  Vegas,  Nevada  (the  "CONCORDE  PROJECT")
--------
Owner:     Emeritus  Realty  V,  LLC
-----
Number  of  Units:     103
-----------------

     Government Lot Thirty-Seven (37) in Section 13, Township 21 South, Range 61 East, M.D.B.&M., County of Clark County, Nevada.

     EXCEPT that portion conveyed to the County of Clark for road purposes by Deed recorded January 17, 1996 in Book 960117 as Document No. 01463 of Official Records.
Legal  Description:
------------------

                                   EXHIBIT A-4
Property:     River  Oaks,  Englewood,  Florida
--------
Owner:     Emeritus  Realty  III,  LLC
-----
Number  of  Units:     155
-----------------

Legal Description:     The Northwesterly 533.39 feet, more or less, of Lots 509,
-----------------
510 and 511, of ENGLEWOOD GARDENS - UNIT-NO. 6, as per plat thereof, recorded in Plat Book 4, pages 74 and 75, Public Records of Sarasota County, Florida. LESS AND EXCEPT the Northwesterly 27 feet thereof, conveyed to county for road.

                                   EXHIBIT A-5
Property:     Stanford  Center,  Altamonte  Springs,  California  (the "STANFORD
--------
PROJECT")
----
Owner:     Emeritus  Realty  V,  LLC
-----
Number  of  Units:     117
-----------------

Legal  Description:
------------------
That  part  of  Lots  613,  614,  615,  616,  634,  635, 636 and 637, all in the
subdivision of Altamonte Land, Hotel and Navigation Company, according to the plat thereof as recorded in Plat Book 1, page 12, of the Public Records of Seminole County, Florida, described as follows:

Commencing at the Southeast corner of said Lot 637; thence North 000 17' 25" West, along the East line of said Lot 637, a distance of 5.00 feet to the North right of way line of Orange Drive; thence on a bearing of South 90 00' 00" West, along said North right of way line, 141.71 feet to the West line of the East 9.71 feet of said Lot 636 and the Point of Beginning; thence continue on a bearing of South 90 00' 00" West along said North right of way line 260.00 feet to the West line of the East 5.80 feet of said Lots 634 and 613; thence North 00 18' 40" West, along said West line, 369.91 feet to the North line of the South 111.00 feet of said Lots 613 and 616; thence South 89 53' 35" East, along said North line, 401.85 feet to the East line of said Lots 616 and 637; thence South 00 17'32" East, along said East line, 184.16 feet to the North line of the South 190.00 feet of said Lots 636 and 637; thence on a bearing of West, along said North line, 127.44 feet; thence South 53 48' 08" West, 17.62 feet to the West line of the East 9.71 feet of said Lot 636; thence South 000 17'25" East, along said West line 174.59 feet to the Point of Beginning.

TOGETHER WITH an easement as created by access and parking easement dated December 23, 1986, and recorded February 19, 1987, in Official Records Book 1820, and 287, of the Public Records of Seminole County, Florida, for access and parking purposes over and across that part of said Lots 636 and 637, described as follows:

Commencing at the Southeast corner of said Lot 637; thence North 00 17' 25" West, along the East line of said Lot 637, a distance of 5.00 feet to the North right-of-way line of Orange Drive; thence on a bearing of West, along said North line 141.71 feet to the West line of the East 9.71 feet of said Lot 636; thence North 00 17' 25" West, 120.00 feet to the Point of Beginning; thence on a bearing of East, 75.00 feet; thence South 00 17' 25" East 90.00 feet; thence on a bearing of West, 75.00 feet to the West line of the East 9.71 feet of said Lot 636; thence North 00 17' 25" West, 90.00 feet to the Point of Beginning.

Subject to an easement for ingress, egress and utility purposes over and across that part of said Lot 636, described as follows:

A portion of Lot 636, ALTAMONTE LAND HOTEL AND NAVIGATION COMPANY SUBDIVISION, as recorded in Plat Book 1, page 12, Public Records of Seminole County, Florida, being described as follows:
From the Southeast corner of Lot 637 of said ALTAMONTE LAND HOTEL AND NAVIGATION COMPANY SUBDIVISION, run West along the South line of said Lots 636 and 637, a distance of 141.71 feet to the Point of Beginning; thence continue West along said South lot line 65.00 feet; thence North 000 17' 25" West 110.00 feet; thence East 65.00 feet; thence South 00 17' 25" East 110.00 feet to the Point of Beginning, as recorded in Official Records Book 1820, page 291, Public Records of Seminole County, Florida.

NOW KNOWN AS Parcel A and part of Parcel B, "LA CASA GRANDE", Plat Book 39, pages 50 and 51, Public Records of Seminole County, Florida.

                                   EXHIBIT A-6
Property:     La  Casa  Grand,  New  Port  Richey,  Florida
--------
Owner:     ESC-Port  St.  Richie,  LLC
-----
Number  of  Units:     193
-----------------

Legal  Description:
------------------
The West 60 feet of Tract 49 and the East 270 feet of Tract 50, in Section 16, Township 26 South, Range 16 East, Pasco County, Florida, said tracts being designated in accordance with the Plat of Tampa and Tarpon Springs Land Company Subdivision recorded in Plat Book 1, pages 68, 69, and 70, of the Public Records of Pasco County, Florida.

LESS  ROAD  RIGHT  OF  WAY,  ALSO  DESCRIBED  AS:

A portion of Tracts 49 and 50, TAMPA AND TARPON SPRINGS LAND COMPANY SUBDIVISION of Section 16, Township 26 South, Range 16 East, as shown on Plat recorded in Plat Book 1, pages 68, 69 and 70, of the Public Records of Pasco County, Florida, being more fully described as follows:

Commence at the Northeast corner of said Tract 49; thence North 89 45'20" West, along the Northerly boundary line of said Tract 49, 377.29 feet; thence South 00 15'48" West, 33.00 feet to the Point of Beginning; thence South 00 15'48" West, along the Easterly boundary line of the West 60.00 feet of said Tract 49, 630.28 feet; thence North 89 42'50" West, along the Southerly boundary line of a portion of aid Tracts 49 and 50, 330.00 feet; thence North 00 15' 48" East, along the Westerly boundary line of the East 270.00 feet of said Tract 50,
630.04 feet; thence South 89 45'20" East, along the Southerly right of way line of Trouble Creek Road, 330.00 feet to the Point of Beginning.

                                   EXHIBIT A-7
Property:     Silver  Pines,  Cedar  Rapids,  Iowa
--------
Owner:     Emeritus  Realty  II,  LLC
-----
Number  of  Units:     69
-----------------

Legal  Description:     LOT  2 , EXCEPTING THEREFROM THE NORTH 150 FEET, AND LOT
------------------
3,  RADEC FREEWAY THIRD ADDITION TO THE CITY OF CEDAR RAPIDS, LINN COUNTY, IOWA.

                                   EXHIBIT A-8
Property:     Juniper  Meadows,  Lewiston,  Idaho
--------
Owner:     Emeritus  Realty  II,  LLC
-----
Number  of  Units:     74
-----------------

Legal  Description:     Lot  1  of  Scenic  Crest  4th  Addition  to the City of
------------------
Lewiston,  according to the official plat thereof, filed in CABII 327B of Plats,
-------
Official  Records  of  Nez  Perce  County,  Idaho

                                   EXHIBIT A-9
Property:     Courtyard  at  the  Willows,  Puyallup,  Washington
--------
Owner:     Emeritus  Realty  Puyallup,  LLC
-----
Number  of  Units:     101
-----------------

Legal  Description:
------------------
PARCEL  A:

LOT 1 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, RECORDS OF PIERCE COUNTY, WASHINGTON.

EXCEPT THE SOUTH 30 FEET THEREOF DEEDED TO THE CITY OF PUYALLUP, A WASHINGTON MUNICIPAL CORPORATION, BY DEED RECORDED UNDER AUDITOR'S NO. 9701090196.

PARCEL  B:

A NON-EXCLUSIVE ROAD EASEMENT AREA FOR PURPOSES OF INGRESS, EGRESS AND UTILITIES AS DELINEATED ON COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

EXCEPT  FROM  SAID  EASEMENT  THAT  PORTION  LYING  WITHIN SAID LOT 1. PARCEL C:

A NON-EXCLUSIVE FENCE EASEMENT AREA FOR PURPOSES OF FENCING AND LANDSCAPING AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.

PARCEL  D:

A NON-EXCLUSIVE STORM DRAINAGE EASEMENT AREA FOR PURPOSES OF STORM DRAINAGE AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616, OVER LOTS 2, 3 AND 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625.

PARCEL  E:

A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 2 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 2, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

PARCEL  F:

A NON-EXCLUSIVE PERPETUAL EASEMENT OVER, UNDER, ACROSS AND THROUGH PORTION OF LOT 4 OF COLUMBIA PACIFIC MANAGEMENT BINDING SITE PLAN RECORDED JULY 19, 1995 UNDER AUDITOR'S NO. 9507190625, NECESSARY FOR PURPOSES OF CONSTRUCTING, MODIFYING, MAINTAINING, OPERATING, AND USING THOSE LOT 1 OFFSITE IMPROVEMENTS LOCATED ON SAID LOT 4, AS GRANTED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 9806190616.

SITUATE  IN  THE  CITY  OF  PUYALLUP,  PIERCE  COUNTY,  WASHINGTON.

                                  EXHIBIT A-10
Property:     Spring  Meadows,  Bozeman,  Montana  (the  "Spring  Property")
--------
Owner:     Emeritus  Realty  Bozeman,  LLC
-----
Number  of  Units:     71
-----------------

Legal  Description:     Lot  2 in Block 2 of Spring Meadows Subdivision, being a
------------------
portion of unplatted SW1/4 of Section 19 and Certificate of Survey 819A, situated in the NW1/4 of Section 19, Township 2 South, Range 6 East, P.M.M., Gallatin County, Montana, according to Plat on file and of record in the office of the County Clerk and Recorder of Gallatin County, Montana. [Plat J-145]

                                  EXHIBIT A-11
Property:     The  Lodge  at  Eddy  Pond,  Auburn,  Massachusetts
--------
Owner:     Emeritus  Realty  XIV,  LLC
-----
Number  of  Units:     108
-----------------

Legal  Description:
------------------
Lot  1
------

Auburn,  Massachusetts

A certain parcel of land in the Commonwealth of Massachusetts, County of Worcester, Town of Auburn, Situated on the southerly side of Washington Street (Route 20) and shown as Lot 1 on a plan entitled "Plan of Land in Auburn, MA (Worcester County)," scale 1" - 50', dated August 14, 2002, prepared by Beals and Thomas, Inc., recorded on August 28, 2002 in Plan Book 785 as Plan 28, being more particularly bounded and described as follows:

Beginning at the northwesterly corner of the parcel on the southerly side of Washington Street, thence running:

N 73 41 31 E     13.19 Feet, to a point, said course being by Washington Street, thence  turning  and  running;

S 16 18 29 E     25.00 Feet, to a point, said course being by Washington Street, thence  turning  and  running;

N  73  41  31  E     281.07  Feet,  to  a point, said course being by Washington
Street,  thence  turning  and  running;

S  20  04  51  W     330.52 feet, to a point, said course being by Lot 2 on said plan,  thence  turning  and  running;

S  23  52  15  E     193.52  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

S  75 0144 E     144.12 feet to a point, said course being by said Lot 2, thence turning  and  running;

S  36  36  20  E     270.85  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

S  05  48  25  E     113.00  feet,  to a point, said course being by said Lot 2, thence  turning  and  running;

N  79  20 40 W     737.00 feet, to a point, said course being by land n/f of the
Town  of  Auburn,  thence  turning  and  running;

N  13  27 36 E     678.19 feet, to a point, said course being by land n/f of the
Town  of  Auburn,  to  the  point  of  beginning.

Containing  300,897  square  feet  more  or  less.

Subject to and with the benefit of Drainage, Utility and Access Easement Agreement by and between Auburn Land, LLC and LM Auburn Assisted Living, LLC, dated April 26, 1996 and recorded May 1, 1996 at Book 17872, Page 321.

Subject to and with the benefit of Deed of Easement from LM Auburn Assisted Living, LLC and Auburn Land, LLC to Auburn Water District dated April 29, 1996 and recorded May 1, 1996 at Book 17872, Page 398.

Confirmatory Gas Easement dated August 22, 2002 and recorded on August 28, 2002 at the Worcester Registry of Deeds as instrument number 164439.

                                    EXHIBIT B
                                   LITIGATION
                                   ----------
                                    Attached.

                                    EXHIBIT C
                                SECURITY DEPOSITS
                                -----------------
                                    Attached.

                                    EXHIBIT D
                               PRINCIPAL PAYMENTS
                               ------------------
                                    Attached.

                                    EXHIBIT E
                              BORROWER'S ADDRESSES
                              --------------------

                                   SCHEDULE I

                             INDEX OF DEFINED TERMS

DEFINED  TERM     PAGE     DEFINED  TERM     PAGE
-------------     ----     -------------     ----

Administrative  Simplification     15
Affiliate     18
Agreement     1
Assignment  of  Leases     2
Assignments  of  Leases     2
Base  Rate     4
Borrower     1
Borrower  Operating  Agreement     11
Borrowers     1
Borrower's  Equity     8
business  day     25
Closing  Date     2
Collateral     7
Concorde  Property     1
control     18
Costs     22
Debt  Coverage  Ratio     3
Earnout  Advance     2
Effective  Rental  Income     3
Environmental  Indemnity     8
Event  of  Default     21
Exit  Fee     6
Expenses     3
Extension  Notice     4
Guarantor     8
Guaranty     8
Healthcare  Laws     15
HIPAA     15
HIPAA  Compliance  Date     16
HIPAA  Compliance  Plan     15
HIPAA  Compliant     15
Improvements     1
Indebtedness     21
Indemnitee     23
Initial  Funding  Amount     2
Interest  Rate     4
Leases     9
Lender     1
Loan     1
Loan  Documents     2
Management  Contract     10
Maturity  Date     4
Mezzanine  Borrower  Documents     12
Mezzanine  Lender     10
Mezzanine  Loan     10
Mezzanine  Loan  Documents     10
Mortgage     2
Mortgages     2
Net  Operating  Income     3
Note  A     1
Note  B     1
Notes     1
Operating  Lease     1
Operator     1
Operators     1
Person     18
Project     1
Project  Yield     3
Projects     1
Properties     1
Property     1
Qualified  Non-Residential  Lease     9
Repayment  Date     5
Replacement  Reserve     19
Stanford  Property     1
Title  Policy     9

                                                            Loan No. 07-0004024
                              SENIOR HOUSING RIDER
     THIS SENIOR HOUSING RIDER is attached to and made a part of that certain Loan Agreement dated as of the ___ day of December, 2002, among EMERITUS REALTY VII, LLC; EMERITUS REALTY III, LLC; EMERITUS REALTY V, LLC; EMERITUS REALTY II, LLC; EMERITUS REALTY PUYALLUP, LLC; EMERITUS REALTY BOZEMAN, LLC; and EMERITUS REALTY XIV, LLC; each a Delaware limited liability company, and ESC-PORT ST. RICHIE, LLC, a Washington limited liability company, (each a "BORROWER" and collectively with certain affiliates of such parties which are now or hereafter become parties to this Rider, "BORROWERS"), EMERITUS PROPERTIES III, INC.; EMERITUS PROPERTIES II, INC.; and EMERITUS PROPERTIES V, INC., each a Washington corporation, ESC-NEW PORT RICHEY, LLC; LLC; ESC-BOZEMAN, LLC; and EMERITUS PROPERTIES XIV, LLC; each a Washington limited liability company (each an "OPERATOR" and collectively with certain affiliates of such parties which are now or hereafter become parties to this Rider, "OPERATORS") EMERITUS CORPORATION, a Washington corporation (as an "Operator" with respect to the Projects located in California, and a "MANAGER" with respect to certain other Projects) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (General Electric Capital Corporation and its successors and assigns are hereinafter referred to as "LENDER"). To the extent of any conflict between the terms and provisions of this Rider and the terms and provisions of the Loan Agreement, the terms and provisions of this Rider shall govern and control the rights and obligations of the parties; provided, however, in any event, the obligations and covenants of Borrowers, Operators and Manager set forth herein shall be subject to the notice and cure periods set forth in Section 7.1(c) of the Loan Agreement.
R-1.     All  capitalized  terms  not  defined  in  this  Rider  shall have the meanings  ascribed  to  such  terms  as  set  forth  in  the  Loan  Agreement.
R-2.     The  following  representations,  warranties  and covenants are hereby added to the representations, warranties and covenants contained in the Loan Agreement.
Each Borrower represents, covenants, and warrants, as of the date hereof and through the term of Loan, as follows:
     (a) Each Borrower, together with Manager, and the applicable Operator, is using and operating its Property and Improvements (collectively, each a "FACILITY" and collectively, the "FACILITIES") as assisted and/or independent senior housing facilities, each Facility having the number of units set forth on Exhibit A to the Loan Agreement (as modified from time to time with Lender's consent, which consent shall not be unreasonably withheld, the "LICENSED USE"). As of the date hereof, in connection with the operation of each Facility, Manager, each Borrower and each Operator complies, and throughout the term of the Loan will comply, with all federal, state and local laws, regulations, quality and safety standards, accreditation standards and requirements of the applicable state department of health or other applicable state regulatory agency (each a "DOH") and all other federal, state or local governmental authorities including, to the extent applicable to the Facilities, those relating to the quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting. Each Facility shall be operated at all times in compliance with such laws and requirements. Notwithstanding anything to the contrary set forth herein, no Borrower Operator or Manager shall be deemed to be in default under this clause (a) in the event it is cited for minor deficiencies during the course of licensure or certification surveys and the same are corrected within thirty (30) days, or so long as Borrower, Operator or Manager, as applicable is diligently pursuing a cure, such longer period as is required to correct such deficiency, and provided further that Borrower, Operator or Manager delivers to Lender evidence that the DOH has approved such cure in its ordinary course of review of the Facility.
(b)     All  governmental  licenses,  permits,  regulatory  agreements or other approvals or agreements necessary or desirable for the Licensed Use of each Facility are held by a Borrower, Operator or Manager in the name of the Borrower, Operator or Manager as required under applicable law and are in full force and effect, including, if required, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the DOH for the requisite number of units in each Facility, and a provider agreement or other required documentation of approved provider status for each provider payment or reimbursement program listed in Exhibit R-1 hereto, if applicable. All required permits, certificates, licenses and governmental approvals necessary for operation of each Facility for the Licensed Use are listed on Exhibit R-1 hereto (collectively, the "LICENSES"). So long as the Loan remains outstanding, each Borrower (and each Operator and Manager) shall operate its Facility or cause its Facility to be operated in a manner such that the Licenses shall remain in full force and effect. True and complete copies of the Licenses have been delivered to Lender.
(c) The Licenses for each Facility, including without limitation, if applicable, the CON:
     (i) May not be, and have not been, and will not be transferred to any location other than that Facility;
(ii) Are not now and will not be pledged as collateral security for any other loan or indebtedness; and
(iii) Are held free and will remain free from restrictions or known conflicts which would materially impair the use or operation of the Facility for the Licensed Use, and shall not be provisional, probationary or restricted in any way which would have an adverse affect on the operation of the Facility for the Licensed Use.
     (d)     No  Borrower,  Operator  or  Manager  shall:
     (i) Rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of the Licenses for any Facility; provided, however, nothing herein shall be construed as prohibiting Borrower, Operator or Manager from modifying the Licenses in any manner which will permit Borrower, Operator or Manager to provide additional services at the Facility which are not currently offered but which are within the use of the Project at the time this Rider was executed or other uses reasonably incidental thereto;
(ii) Amend or otherwise change any Facility's authorized units capacity and/or the number of units approved by the DOH; except that, subject to Lender's consent, which consent shall not be unreasonably withheld or delayed, a Borrower may change the allocation of units between assisted living and independent living and except that, without Lender's consent but with notice to Lender, Borrower may increase the number of approved beds/units at the Facility unless doing so involves an expenditure which is otherwise subject to Lender's approval under the provisions of the Loan Agreement or one or more of the other Loan Documents, in which case such approval shall be governed by the terms of the other provisions of the Loan Agreement or the applicable Loan Documents;
(iii) Replace or transfer all or any part of a Facility's units or beds to another site or location; or
(iv) Voluntarily transfer or encourage the transfer of any resident of a Facility to any other facility not subject to a Mortgage, unless such transfer is at the request of the resident or is for reasons relating to the health, required level of medical care or safety of the resident to be transferred or for non-payment of stay or as required by applicable law.
     (e) If and when a Borrower, Operator or Manager participates in any Medicare or Medicaid or other third-party payor program with respect to a Facility, that Facility will remain in compliance with all requirements for participation in Medicare and Medicaid, including the Medicare and Medicaid Patient Protection Act of 1987, and such other third party payor programs, including any local third-party payor program ("LOCAL PROGRAM"); provided, however, that no Borrower, Operator or Manager shall be deemed to be in default of its obligations under this clause (e) in the event it is cited for minor deficiencies during the course of licensure or certification surveys and the same are corrected within thirty (30) days (or such longer period as required so long as Borrower, Operator or Manager is diligently pursuing correction) in accordance with a plan of correction acceptable to the entity or agency having jurisdiction over the applicable Medicare, Medicaid or Local Program;
(f) Each Facility will remain in conformance in all material respects with all insurance, reimbursement and cost reporting requirements, and, if applicable, has a current provider agreement which is in full force and effect under Medicare and Medicaid.
(g) There is no, and during the term of the Loan there shall be no threatened, existing or pending revocation, suspension, termination, probation, restriction, limitation, or nonrenewal affecting any Borrower, any Operator, Manager (with respect to its operation of the Facilities) or any Facility or any participation or provider agreement with any third-party payor, including Medicare, Medicaid, Local Program, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program (such programs, the "THIRD-PARTY PAYORS' PROGRAMS") to which a Borrower, an Operator or Manager may presently be subject with respect to a Facility, or at any time hereafter is subject. All Medicaid, Medicare, Local Program, and private insurance cost reports and financial reports submitted by a Borrower, an Operator or Manager, if any, in connection with the ownership or operation of the Facilities are and will be materially accurate and complete and have not been and will not be misleading in any material respects. Except as otherwise disclosed in writing to Lender by Borrower prior to the execution of this Rider, no cost reports submitted prior to the date hereof for any Facility remain open or unsettled.
(h) None of the Borrowers, Operators, Manager (with respect to its operations at the Facilities) or any Facility is or will be the subject of any proceeding by any governmental agency, and no notice of any violation has been or will be issued by a governmental agency that would, directly or indirectly, or  with  the  passage  of  time:
     (i) Have a material adverse impact on a Borrower's, an Operator's or Manager's ability to accept and/or retain patients at any Facility or operate any Facility for its Licensed Use or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients at any Facility;
(ii) Modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use of any of the Licenses; or
(iii) If applicable, affect a Borrower's, an Operator's or Manager's continued participation in the Medicaid or Medicare programs with respect to the operation of any Facility, or the Local Program, or any other of the Third-Party Payors' Programs in which any Facility now or at anytime hereafter participates, or any successor programs thereto, at current rate certifications.
     (i) Each Facility and the use thereof complies and will continue to comply in all material respects with all applicable local, state and federal building codes, fire codes, health care, senior housing and other regulatory requirements (the "PHYSICAL PLANT STANDARDS") and no waivers of Physical Plant Standards exist at any Facility, except those that are described on Exhibit R-2 attached hereto.
(j) Except as otherwise disclosed to Lender in writing prior to the execution of this Rider, no Facility has received a "Level A" (or equivalent) violation, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against any Facility, Manager (in connection with its operation of the Facilities), an Operator or a Borrower, or against any officer, director, partner, member or stockholder of Manager (in connection with its operation of the Facilities), an Operator or a Borrower by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened any Facility's, any Manager's (in connection with its operation of the Facilities), an Operator's or a Borrower's certification for participation in Medicare or Medicaid or the other Third-Party Payors' Programs, if and to the extent any Facility does now participate or has, at any time during such three year period, participated therein.
(k) Except as otherwise disclosed to Lender in writing prior to the execution of this Rider, there are no current, pending or outstanding Medicaid, Medicare or Third-Party Payors' Programs reimbursement audits or appeals pending at any Facility, and there are no years that are subject to audit for which an audit has not yet been conducted.
(l) Except as otherwise disclosed to Lender in writing prior to the execution of this Rider, there are no current or pending Medicaid or Medicare or Third-Party Payors' Programs recoupment efforts at any Facility. No Borrower is a participant in any federal program whereby any governmental agency may have the right to recover funds by reason of the advance of federal funds, including those authorized under the Hill-Burton Act (42 U.S.C. 291, et seq.).
(m) No Borrower or Operator will pledge its receivables as collateral security for any other loan or indebtedness.
(n) There are no and there will remain no patient or resident care agreements with patients or residents which deviate in any material adverse respect from the form agreements which have been delivered to and approved by Lender pursuant to Section 3.7 of the Loan Agreement.
(o) All patient or resident records at each Facility, including patient or resident trust fund accounts, are true and correct in all material respects, and will remain true and correct in all material respects.
(p) Any agreement relating to the management, and operation of any Facility (each a "MANAGEMENT AND OPERATING AGREEMENT") and the manager thereunder shall be subject to Lender's approval and no Management and Operating Agreement shall be modified, amended or terminated except in accordance with the requirements of the Loan Documents. Under the applicable laws and regulations in effect as of the date hereof, in the event any Management and Operating Agreement is terminated or in the event of foreclosure or other acquisition of a Facility by Lender or its designee or any purchaser at a foreclosure sale, Borrower, Operator, Lender, any subsequent manager or any subsequent purchaser need not obtain a CON prior to applying for and receiving Medicare or Medicaid payments.
(q)     No  Borrower  shall,  nor  shall any Facility, any Operator or Manager, other  than  in  the  normal  course of business, change the terms of any of the
Third-Party Payors' Programs now or hereinafter in effect or their normal billing payment or reimbursement policies and procedures with respect thereto (including the amount and timing of finance charges, fees and write-offs), where such change would have an adverse affect on the operations at or financial condition of any Facility.
(r) From time to time, upon the request of Lender, regardless of whether or not an Event of Default has occurred hereunder or under the other Loan Documents, each Borrower shall, and shall cause each Operator and Manager to complete, execute and deliver to Lender any applications, notices, documentation, and other information necessary or desirable, in Lender's judgment, to permit Lender or its designee (including a receiver) to obtain, maintain or renew any one or more of the Licenses for a Facility (or to become the owner of the existing Licenses for a Facility) and to the extent permitted by applicable law to obtain any other provider agreements, licenses or governmental authorizations then necessary or desirable for the operation of a Facility by Lender or its designee for its Licensed Use (including, without limitation, any applications for change of ownership of the existing Licenses or change of control of the owner of the existing Licenses). Upon an occurrence of an Event of Default, to the extent permitted by applicable law, (i) Lender is hereby authorized (without the consent of any Borrower, any Operator or Manager) to submit any such applications, notices, documentation or other information which a Borrower caused to be delivered to Lender in accordance with the above provisions to the applicable governmental authorities, or to take such other steps as Lender may deem advisable to obtain, maintain or renew any License or other license or governmental authorization in connection with the operation of any Facility for its Licensed Use, and each Borrower agrees to cooperate and to cause each Operator and Manager to cooperate with Lender in connection with the same and (ii) each Borrower, upon demand by Lender, shall take any action and cause each Operator and Manager to take any action necessary or desirable, in Lender's sole judgment, to permit Lender or its designee (including a receiver) to use, operate and maintain each Facility for its Licensed Use. If any Borrower fails to comply with the provisions of this subsection (q) for any
                                                          --------------
reason whatsoever, such Borrower hereby irrevocably appoints Lender and its designee as such Borrower's attorney-in-fact, with full power of substitution, to take any action and execute any documents and instruments necessary or desirable in Lender's sole judgment to permit Lender or its designee to undertake Borrower's obligations under this subsection (q), including without
                                               --------------
limitation, obtaining any licenses or governmental authorizations then required for the operation of a Facility by Lender or its designee for its Licensed Use. The foregoing power of attorney is coupled with an interest and is irrevocable and Lender may exercise its rights thereunder in addition to any other remedies which Lender may have against any Borrower or Guarantor as a result of a Borrower's breach of the obligations contained in this subsection (q).
                                                               ---------------
(s) Each Borrower each Operator and Manager shall at all times comply with all obligations under the contracts and leases with residents of each Facility, and no Borrower shall commit or permit any default by a Borrower, an Operator or Manager thereunder. Each Borrower hereby indemnifies and holds harmless Lender and agrees to defend Lender (with counsel reasonably acceptable to Lender) from and against (collectively, the "INDEMNIFIED CLAIMS") any (i) claims, proceedings or causes of action brought by any resident of a Facility, and (ii) loss, damage, cost or expense, including reasonable attorneys' fees, incurred or suffered by Lender as a result of any (x) breach by a Borrower, an Operator or Manager of any contract or lease with a resident of a Facility or (y) violation of any license or any federal, state or local law governing a Facility or the use, operation or maintenance thereof for its Licensed Use.
(t) Notwithstanding the foregoing or any other provision of this Senior Housing Rider to the contrary, if through the exercise of Lender's rights under the Loan Documents or otherwise, Lender or an affiliate of Lender shall take permanent possession and control of any Facility, Borrower shall not be liable to Lender for any Indemnified Claims which first arose after the date ("TRANSFER DATE") Lender or an affiliate of Lender took permanent possession and control of that Facility if (but only if) the following conditions are fully satisfied:
     (i) None of any Borrower, any Operator, Manager any Affiliate of Borrower or Manager or any agent, employee or contractor of any of the foregoing contributed, by act or omission, to the cause, existence, or occurrence of such Indemnified Claims; and
(ii) The events or state of facts resulting (or with the passage of time eventually permanently resulting) in any such Indemnified Claims did not exist prior to the Transfer Date.

IN WITNESS WHEREOF, each Borrower, each Operator and Manager have executed this Senior Housing Rider or have caused the same to be executed by its duly authorized representatives as of the date first written above.

BORROWERS:

EMERITUS  REALTY  VII,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada corporation, its sole member
     By
     Name
     Its

EMERITUS  REALTY  III,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By:
     Name:
     Its:

EMERITUS  REALTY  V,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

ESC-PORT  ST.  RICHIE,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

EMERITUS  REALTY  II,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

EMERITUS  REALTY  PUYALLUP,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

EMERITUS  REALTY  BOZEMAN,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

EMERITUS  REALTY  XIV,  LLC,  a  Delaware  limited  liability  company
By:     Emeritus  Realty  Corporation,  a  Nevada  corporation,  its sole member
     By
     Name
     Its

OPERATORS:

EMERITUS  PROPERTIES  III,  INC.,  a  Washington  corporation
By
Name
Its

EMERITUS  PROPERTIES  V,  INC.,  a  Washington  corporation
By
Name
Its

EMERITUS  PROPERTIES  II,  INC.,  a  Washington  corporation
By
Name
Its

ESC-NEW  PORT  RICHEY,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Corporation,  a  Washington  corporation
     By
     Name
     Its

ESC-BOZEMAN,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Corporation,  a  Washington  corporation
     By
     Name
     Its

EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability  company
By:     Emeritus  Corporation,  a  Washington  corporation
     By
     Name
     Its

MANAGER:

EMERITUS  CORPORATION,  a  Washington  corporation


By
Name
Its

                                   EXHIBIT R-1

                                    LICENSES

                                    Attached.

                                   EXHIBIT R-2

                                   DISCLOSURES
                                      None.